SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 29

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 31

MASSMUTUAL INSTITUTIONAL FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Thomas M. Kinzler, Esq.

Vice President and Secretary

MassMutual Institutional Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

J.B. Kittredge, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective on October 11, 2004 pursuant to paragraph (b) of rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 29 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 31 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates only to the MassMutual Diversified Value Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MASSMUTUAL INSTITUTIONAL FUNDS

This Prospectus describes the following Fund:

MassMutual Diversified Value Fund	Sub-Advised by: Alliance Capital Management L.P.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

October 11, 2004

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Summary Information

MassMutual Institutional Funds provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the Diversified Value Fund’s:

•	Investment objective.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Fund begins on page 6.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that the Fund’s investment objective will be achieved, and you can lose money by investing in the Fund.

Important Note about performance information for the Fund.

Performance information provided is based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for the Sub-Adviser reflect the Sub-Adviser’s composite performance, adjusted for class specific expenses of the Fund. The Performance Charts do not show Fund performance and do not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee table shown on page 5 under “Expense Information” is meant to assist you in understanding these fees and expenses. The fee table shows, in addition to any Shareholder Fees, the Fund’s Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Fund. These costs are deducted from the Fund’s assets, which means you pay them indirectly.

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MassMutual Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, Alliance Capital Management L.P. (“Alliance Capital”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. Alliance Capital will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, Alliance Capital may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, Alliance Capital will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. Alliance Capital uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, Alliance Capital employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 6.

Annual Performance

The Fund is expected to begin operations October 14, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

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Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.09%	.19%	.30%	.34%	.40%
Total Annual Fund Operating Expenses(2) (3)	.59%	.69%	.80%	1.09%	1.40%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	Pursuant to a written agreement, MassMutual has agreed to cap the fees and expenses of the Fund at these amounts through April 30, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$60	$189
Class Y	$71	$221
Class L	$82	$255
Class A	$680	$902
Class N	$246	$443

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$143	$443

Alliance Capital Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Alliance Capital for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 16.25% for the quarter ended June 30, 2003 and the lowest was -19.01% for the quarter ended September 30, 2002.

Alliance Capital Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Alliance Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Since Inception (4/99)
Alliance Capital Composite
Class S*	30.06%	6.67%
Class Y*	29.96%	6.57%
Class L*	29.85%	6.46%
Class A*	22.12%	4.85%
Class N*	28.25%	5.85%
Russell 1000® Value Index^	30.03%	3.44%

* Performance shown is the composite of all portfolios with about 150 stocks managed by Alliance Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

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Summary of Principal Risks

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. The Fund could be subject to additional risks. Although the Fund strives to reach its stated goal, it cannot offer guaranteed results. You have the potential to make money in the Fund, but you can also lose money.

•	Market Risk

The Fund is subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Fund maintains substantial exposure to equities and does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings.
•	Management Risk. The Fund is subject to management risk because the Fund has an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Derivative Risk. The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Fund may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. The Fund is subject to foreign investment risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting,

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sectins also include more information about the funds, their investments and the related risks.

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accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Fund may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•	Leveraging Risk. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

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About the Investment Adviser and Sub-Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Adviser described below to help manage the Fund. MassMutual will be paid an investment management fee of ..50% of the Fund’s average daily net assets.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The rates for the Fund are .0583% for Class S shares; .1583% for Class Y shares; .2683% for Class L shares; .3083% for Class A shares; and .3683% for Class N shares.

Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of June 30, 2004, Alliance Capital managed approximately $481 billion in assets.

Marilyn Goldstein Fedak

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Ms. Fedak has been an Executive Vice President and Chief Investment Officer – U.S. Value Equities of Alliance Capital Management Corporation since October 2000 and, prior to that, was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976 and is the chairman of the U.S. Equity Investment Policy Group of Alliance Capital’s Bernstein Investment Research and Management unit (the “Bernstein Unit”).

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips, a Chartered Financial Analyst, senior portfolio manager, and member of the U.S. Equity’s Proxy Voting Committee, joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a fund’s investment objective and strategies. The shareholders of the Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

The Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class S, Class Y, Class L, Class A and Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Fund may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees.  Class S shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales

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loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.  Class L shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class A and Class N Shares

Eligible Purchasers.  Class A and Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Fund, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Fund has adopted Rule 12b-1 Plans for Class A and Class N shares of the Fund.

Under the Class A Plan, the Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of the Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis.

Under the Class N Plan, the Fund pays the Distributor an annual distribution fee of .25%. The Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year,

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MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Fund to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Fund has adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Fund under these plans. Compensation paid by the Fund to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

The Fund may pay brokerage commissions to affiliates of its Sub-Adviser.

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Investing In The Fund

Buying, Redeeming and Exchanging Shares

The Fund sells its shares at a price equal to its net asset value (“NAV”) plus any initial sales charge that applies. The Fund generally determines its NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order and can suspend purchases if it is in its best interest.

The Fund redeems its shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of the Fund for the same class of shares of another fund. An exchange is treated as a sale of shares in one fund and a purchase of shares in another fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Fund may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	the Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Fund reserves the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Fund does not accept purchase, redemption or exchange orders or compute its NAV on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to

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dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) /Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond

Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%

$25,000-$49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%

$50,000-$99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%

$100,000-$249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%

$250,000-$499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56% 2.00%

$500,000-$999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%

$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge rate may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Institutional Funds except the Money Market Fund.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

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All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to the Manager or its affiliates.
•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

–  14  –

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Determining Net Asset Value

We calculate the NAV of each class of shares of the Fund separately. The NAV for shares of a class of the Fund is determined by adding the current value of all of the Fund’s assets attributable to that Class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

The Fund’s assets are valued based on market value of the Fund’s total portfolio. The Fund’s valuation methods are described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a fund that fails to distribute at least 98% of such income and gain in the calendar year in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a fund and dispositions of fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of the Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. The nature of the Fund’s distributions will be affected by its investment strategies. A fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder

–  15  –

even though they are paid from income or gains earned by a fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in the Fund will generally be subject to tax. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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Investment Performance

Sub-Adviser Performance

Alliance Capital.  Performance data shown for Alliance Capital is based on a composite of all substantially similar portfolios managed by Alliance Capital, the Diversified Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

The private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for the Sub-Adviser’s portfolios is provided solely to illustrate the Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the Fund. The Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Composite performance is not indicative of future rates of return. Prior performance of the Sub-Adviser is no indication of future performance of the Fund.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Fund’s custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by the Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by the Fund are for the account and risk of the Fund.

Hedging Instruments and Derivatives

The Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect the Fund’s unrealized gains or limit its unrealized losses; and

•	to manage the Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in the Fund’s portfolio.

(1)

Forward Contracts – The Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the

–  18  –

purchaser during this period. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

Certain limitations apply to the use of forward contracts by the Fund. For example, the Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit the Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss.

Options and Futures Contracts

The Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase the Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Fund may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Fund may also enter into stock index futures contracts. The Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect the Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. The Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by the Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When the Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified

–  19  –

institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

The Fund’s Sub-Adviser may use trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub- Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in the Fund can result in additional brokerage commissions to be paid by the Fund and can reduce the Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, the Fund’s Sub-Adviser may for temporary defensive purposes invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods.

Industry Concentration

The Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Mortgage-Backed Securities and CMOs

The Fund may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic

–  20  –

payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage- backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of the Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. The Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed

–  21  –

securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Fund may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. The Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

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MASSMUTUAL INSTITUTIONAL FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Fund

You can learn more about the Fund by reading the Fund’s Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Institutional Funds:  You may request information about the Fund (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Institutional Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-8274.

MASSMUTUAL INSTITUTIONAL FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL INSTITUTIONAL FUNDS (THE “TRUST”) DATED OCTOBER 11, 2004, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Fund:

•	MassMutual Diversified Value Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated October 11, 2004

GENERAL INFORMATION

MassMutual Institutional Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following series of the Trust: MassMutual Diversified Value Fund (“Diversified Value Fund” or the “Fund”). Currently, the Trustees have authorized a total of thirty-three separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for the Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for the Diversified Value Fund is Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105.

ADDITIONAL INVESTMENT POLICIES

The Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of the Fund may not be changed without the vote of a majority of the Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

The following discussion, when applicable, elaborates on the presentation of the Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the Fund may invest, reference should be made to the Appendix.

Fixed Income Securities

The Fund may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in these types of securities. A decline in prevailing levels of interest rates generally increases the value of debt securities in a fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that the Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer as omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Subject to the other investment limitations and the Fund’s investment objective, the Fund may invest in warrants and rights.

Convertible Securities

Investments may be made in debt or preferred equity securities convertible into or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or the Fund’s sub-adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

Bank Obligations.    The Fund may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Short-Term Instruments and Temporary Investments.    The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Fund also may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Fund may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment sub-adviser to the Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

The Fund will limit its investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of the Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser or the Fund’s sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Fund may invest include zero coupon, step coupon and pay-in-kind instruments (but generally no more than 10% of an equity fund’s net assets will be invested in these types of securities). Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any of the Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Fund, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Fund may purchase, include, but are not limited to, the following:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that the Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Fund for the purpose of increasing the liquidity of the Fund’s portfolio.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of the Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

The Fund currently may use the hedging instruments and derivatives discussed below. In the future, the Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and disclosed in its Prospectus or in this SAI.

(1)  Forward Contracts—The Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Fund may realize short-term gains or losses upon the sale of forward contracts. If the Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Fund could buy call or put options to “cover” the forward contracts. The Fund will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

(2)  Currency Transactions—The Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Fund may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s sub-adviser.

The Fund may deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

(3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.

(ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1)  Options and Futures Transactions.    While the Fund is permitted to use derivatives, the Fund is more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to the Fund’s investment objective. The Fund may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, fixed income securities or indexes of interest rates (i.e. Eurodollar options), equity or fixed income securities, (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.

The Fund may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund’s return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund’s return. Certain strategies limit the Fund’s possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

(2)  Purchasing Put and Call Options.    The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3)  Selling (Writing) Put and Call Options.    The Fund may also “write” put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4)  Options on Indexes.    The Fund may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

(5)  Exchange Traded and OTC Options.    All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

(6)  Futures Contracts and Options on Futures Contracts.    The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Fund may use futures contracts as a hedge against the effects of interest rate changes. In managing cash flows, the Fund may use futures contracts as a substitute for holding the designated securities underlying the futures contract.

Transactions by the Fund in futures contracts involve certain risks. In employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Fund intends to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index Futures.    The Fund may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments.    The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

(7)  Combined Positions.    The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

(a)  Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b)  Liquidity of Options and Futures Contracts.    There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d)  Asset Coverage for Futures Contracts and Options Positions.    The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed.

(9)  Swaps and Related Swap Products:    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as “swap transactions”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a “net basis”, and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

The investment sub-adviser to the Fund will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

The Fund will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund’s accrued obligations under the agreement.

The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

(10)  Structured Notes and Hybrid Instruments:    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Illiquid Securities

The Fund may invest not more than 15% of its net assets in illiquid securities. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, the Adviser and/or the Fund’s sub-adviser, if such determination by the Adviser or the Fund’s sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Fund the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities.

Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in the Fund’s portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

When-Issued Securities

The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, the Fund is expected to take delivery of securities purchased. When the Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes, there are risks. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

The Fund’s sub-adviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when the Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

The Fund may pay brokerage commissions to affiliates of one or more affiliates of the Fund’s investment sub-adviser.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. The Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or the Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Index-Related Securities (Equity Equivalents)

The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Cash Positions

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, the Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Short Sales Against-the-box

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, the Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. The Fund does not currently intend to engage in short sales against-the-box but is permitted to do so.

Investment Basket

Notwithstanding the Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize the Fund to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-adviser, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

INVESTMENT RESTRICTIONS OF THE FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer.

(2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund’s assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3)  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4)  Make short sales, except for sales “against-the-box.”

(5)  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

(6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8)  Make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10)  Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund’s assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, the Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund may not:

(1)  Invest for the purpose of exercising control over, or management of, any company.

(2)  Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

(3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-adviser to the Fund, respectively, MassMutual and Alliance Capital may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 72

Trustee since 1994

Trustee of 47 portfolios in fund complex

President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Richard H. Ayers	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 61

Trustee since 1996

Trustee of 47 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 55

Trustee since 2003

Trustee of 47 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 64

Trustee since 1994

Trustee of 47 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 68

Trustee since 1996

Trustee of 47 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 57

Trustee since 2003

Trustee of 47 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 62

Trustee since 1996

Trustee of 47 portfolios in fund complex

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees*

Stuart H. Reese	Chairman and Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 49

Trustee since 1999

Trustee of 47 portfolios in fund complex

Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), President and Chief Executive Officer (1999-2001), David L. Babson & Company Inc. (investment adviser); Chairman (since 1999), President (1995-1999), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1999), Merrill Lynch Derivative Products; Chairman (since 1999), Director (since 1996), Antares Capital Corporation (finance company); Director (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Frederick C. Castellani	Trustee and President of the Trust

1295 State Street

Springfield, MA 01111

Age: 57

Trustee since 2001

Trustee of 47 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), MML Series Investment Fund (open-end investment company).

Robert E. Joyal	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 59

Trustee since 2003

Trustee of 47 portfolios in fund complex

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 1996), Antares Capital Corporation (bank loan syndication); Director (since 1996), First Israel Mezzanine Investors Ltd. (general partner and manager of The Israel Mezzanine Fund, L.P.); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Principal Officers

James S. Collins	Chief Financial Officer and Treasurer of the Trust

1295 State Street

Springfield, MA 01111

Age: 46

Officer since 2000

Officer of 47 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company).

Thomas M. Kinzler	Vice President and Secretary of the Trust

1295 State Street

Springfield, MA 01111

Age: 48

Officer since 1999

Officer of 47 portfolios in fund complex

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company).

Vernon J. Meyer	Vice President of the Trust

1295 State Street

Springfield, MA 01111

Age: 39

Officer since 1999

Officer of 47 portfolios in fund complex

Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MML Series Investment Fund (open-end investment company).

Toby Slodden	Vice President of the Trust

1295 State Street

Springfield, MA 01111

Age: 47

Officer since 2003

Officer of 47 portfolios in fund complex

Executive Vice President (since 2003), Senior Vice President (1999-2003), Vice President (1997-1999), MassMutual; Director (since 2000), Cornerstone Real Estate Advisers, Inc.; Vice President (since 2003), MML Series Investment Fund (open-end investment company).

The Trustees and officers of the Trust named above, as a group, did not own shares of any series of the Trust.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

The Board of Trustees had four regularly scheduled meetings in 2003 and one special meeting.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2003, the Audit Committee met twice.

The Trust has a Nominating and Board Affairs Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating and Board Affairs Committee but rather meetings are held as appropriate. The Nominating and Board Affairs Committee met three times during 2003. The Nominating and Board Affairs Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating and Board Affairs Committee also reviews on a periodic basis the governance structures and procedures of the Fund and reviews proposed resolutions of conflicts of interest that may arise in the business of the Trust and which may have an impact on the shareholders of the Trust. The Nominating and Board Affairs Committee may, from time to time, review the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2003. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents of the Trust and Mr. Joyal. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

COMPENSATION

The Trust, on behalf of the Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating and Board Affairs Committee, the Contract Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2003 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Ronald J. Abdow	$24,000		$67,500
Trustee
Richard H. Ayers	$27,000		$54,000
Trustee
Mary E. Boland		$34,071	$66,878
Trustee
David E. A. Carson*	$15,000		$30,000
Trustee
Richard W. Greene	$27,000		$54,000
Trustee
Beverly L. Hamilton**		$25,814	$150,542
Trustee
Robert E. Joyal		$12,253	$23,502
Trustee
F. William Marshall, Jr.	$24,000		$149,499
Trustee

*	Resigned as of July 24, 2003
**	Resigned as of June 30, 2004

The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, Attn: MIP C218, 1295 State Street, Springfield, Massachusetts 01111.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

MassMutual serves as investment adviser to the Fund pursuant to an Investment Management Agreement (the “Advisory Agreement”) with the Trust on behalf of the Fund dated as of October 11, 2004. Under the Advisory Agreement, MassMutual is obligated to provide for the management of the Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Fund pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

The Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, the Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of the Advisory Agreement, the Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of the Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of the Fund as follows: .50% for the Diversified Value Fund.

Unaffiliated Investment Sub-Adviser

Alliance Capital acts as a sub-adviser for the Fund. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30.7% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). At December 31, 2003, Alliance Holding owned approximately 31.0% of the Alliance Units. AXA Financial was the beneficial owner of approximately 55.0% of the outstanding Alliance Units at December 31, 2003 (including those held indirectly through its ownership of 1.9% of the outstanding Alliance Holding Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 55.5% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

Alliance Capital also serves as investment sub-adviser for the MassMutual Large Cap Growth Fund.

At a meeting held on August 9, 2004, the Trustees of the Trust considered a wide range of information about, among other things:

•	the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the relevant advisory or sub-advisory agreement;

•	the scope and quality of the services that the Sub-Adviser will provide to the Fund;

•	the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers;

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•	the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser.

The Trustees were already quite familiar with Alliance Capital since it already sub-advised a portion of the MassMutual Core Value Equity Fund in the same manner as it would sub-advise the Fund. In addition, the sub-advisory agreement and fee rates for the Fund were substantially similar to those currently in place for the Core Value Equity Fund.

After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to approve the management agreement and sub-advisory agreement.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into a separate administrative services agreement (an “Administrative Services Agreement”) with the Trust, on behalf of the Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Fund, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to the Administrative Services Agreement. The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund as follows: .3683% for Class N shares; .3083% for Class A shares; .2683% for Class L shares; .1583% for Class Y shares; and .0583% for Class S shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Fund.

THE DISTRIBUTOR

The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to an Amended and Restated General Distributor’s Agreement with the Trust dated as of December 31, 2002, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Fund. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Fund or with other marketing or administrative services with respect to the Fund. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Fund sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of the Fund, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A and Class N Plans for the Fund on August 9, 2004. Under the terms of the Class A Plan, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of the Class N Plan, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, including, but not limited to, compensation to, and expenses

(including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of the Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from the Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Fund’s investments (the “Custodian”) and is the Fund’s transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Fund’s securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Fund.

INDEPENDENT PUBLIC ACCOUNTANT

Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, 10281, is the Trust’s independent public accountant.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, and Alliance Capital have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Fund’s investment sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment sub-adviser may cause the Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of the Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of its investment sub-adviser to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Fund may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Fund. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of thirty-three separate series have been authorized. Shares of the Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of the Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

With respect to the Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of the Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of the Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

The proceeds received by the Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of the Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

INVESTMENT PERFORMANCE

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

Total return figures for the Fund may be provided in reports, sales literature and advertisements. Any performance information with respect to any class of Fund shares will be provided net of any Fund expenses for that class.

Total return quotations will be based upon a stated period and will be computed by determining the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1+T)n  =  ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

Each investment performance figure will be carried to the nearest hundredth of one percent.

The Fund’s total return is not fixed or guaranteed and the Fund’s principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. Total return is a function of the value of the Fund’s portfolio securities over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund’s operating expenses.

Performance Comparisons

From time-to-time and only to the extent the comparison is appropriate for the Fund, the Trust may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

Performance information for the Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Russell 3000 Index, the Russell 1000 Value Index or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare the Fund’s results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Fund: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund’s historical performance or current or potential value with respect to the particular industry or sector.

The Fund’s performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare the Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS

The Trust may discuss in advertising and other types of literature that the Fund has been assigned a rating by a NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund’s performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund’s past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

TAXATION

The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If the Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general the Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains generally will be subject to a 20% tax rate.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by the Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

Redemptions and exchanges of the Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Long-term capital gains generally will be subject to a 20% tax rate. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from the Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

The Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

GLOSSARY

Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve the Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Institutional Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Institutional Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the general policy of the Funds, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.	General Principles

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.	Sub-Advisers

1.	The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Funds annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.	The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Funds annually.

3.	The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4.	The Sub-Advisers shall provide the Funds and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Funds and MassMutual to comply with applicable laws and regulations.

III.	The Funds and MassMutual

1.	The officers of the Funds shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.	The Trustees of the Funds shall not vote proxies on behalf of the Funds or the Series.

3.	MassMutual shall not vote proxies on behalf of the Funds or the Series.

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance:    Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

July 2003

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of Proxy Voting Policies and Procedures

On January 31, 2003 the Securities and Exchange Commission adopted Rule 206(4)-6 of the Investment Advisers Act of 1940 which places certain requirements on investment advisers who have voting authority over client securities. The rule requires, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a description of our proxy voting policies and instructions regarding how clients may obtain proxy voting information.

As a registered investment adviser that exercises proxy voting authority over client securities, Alliance Capital Management L.P. has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients’ best interests. In this regard, we have adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the “Statement of Policies and Procedures”). This Statement of Policies and Procedures reflects the policies of Alliance Capital, including its Bernstein Investment Research and Management unit, and Alliance Capital’s investment management subsidiaries.

Our Statement of Policy and Procedures is a set of proxy voting guidelines that, when followed, is intended to maximize the value of the securities in our clients’ accounts. It describes Alliance Capital’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and includes our procedures for addressing material conflicts of interest that may arise between our interests and those of our clients in connection with our consideration of a proxy.

In addition, we have adopted a Proxy Voting Manual that provides further detail into our proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Statement of Policies and Procedures, our Proxy Voting Manual, as well as information about how Alliance Capital voted with respect to their securities by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request to: Mark R. Manley, Senior Vice President and Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Specimen Investment Sub-Advisory Agreement between David L. Babson & Company Inc. (“David L. Babson”) with respect to MassMutual Prime Fund (now known as MassMutual Money Market Fund), MassMutual Short-Term Bond Fund, (now known as MassMutual Short-Duration Bond Fund) MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, each of the Prime, Core Bond and Core Equity Segments of the MassMutual Balanced Fund, the MassMutual Core Equity Fund (now known as MassMutual Core Value Equity Fund) and the MassMutual Small Cap Value Equity Fund (now known as MassMutual Small Cap Equity Fund), incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on April 28, 1997.

(3) Investment Sub-Advisory Agreement dated as of May 1, 2000 between MassMutual and OppenheimerFunds, Inc. with respect to the MassMutual International Equity Fund, incorporated by reference to Exhibit D(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(4) Investment Sub-Advisory Agreement between MassMutual and Grantham, Mayo, Van Otterloo & Co. LLC with respect to MassMutual Growth Equity Fund, incorporated by reference to Exhibit D(4) of Registrant’s Post-Effective Amendment No. 28 to the Registration Statement filed via EDGAR on July 27, 2004.

(5) Investment Sub-Advisory Agreement between MassMutual and Navellier & Associates, Inc. with respect to MassMutual Mid Cap Growth Equity Fund effective as of May 1, 2002 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(6) Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company with respect to MassMutual Small Cap Growth Equity Fund, incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(7) Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. with respect to MassMutual Large Cap Value Fund effective as of May 15, 2001 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(8) Investment Sub-Advisory Agreement between MassMutual and Sands Capital Management, Inc. with respect to MassMutual Aggressive Growth Fund effective as of February 9, 2004 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(9) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with respect to MassMutual Focused Value Fund effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(10) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates Inc. with respect to MassMutual Mid Cap Growth Equity II Fund incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(11) Investment Sub-Advisory Agreement between MassMutual and RS Investment Management with respect to MassMutual Emerging Growth Fund effective as of May 1, 2000 incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(12) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with respect to MassMutual Indexed Equity Fund dated as of January 31, 2003 is incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(13) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with regard to MassMutual OTC 100 Fund dated as of January 31, 2003 is incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(14) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Blue Chip Growth Fund dated as of June 1, 2000 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(15) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Value Equity Fund dated as of May 1, 2001 is incorporated by reference to Exhibit D(16) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(16) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with regard to MassMutual Overseas Fund dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(17) Investment Sub-Advisory Agreement between MassMutual and American Century Investment Management, Inc. with regard to MassMutual Overseas Fund dated as of May 1, 2001 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(18) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Core Value Equity Fund dated as of December 3, 2001 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(19) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Small Cap Growth Equity Fund dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(20) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Large Cap Growth Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(20) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(21) Investment Sub-Advisory Agreement between MassMutual and Allied Investment Advisors, Inc. (now known as MTB Investment Advisors, Inc.) with regard to MassMutual Small Company Growth Fund dated as of April 1, 2003 is incorporated by reference to Exhibit D(21) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(22) Investment Sub-Advisory Agreement between MassMutual and Clover Capital Management, Inc. with regard to MassMutual Small Company Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(22) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(23) Investment Sub-Advisory Agreement between MassMutual and Mazama Capital Management, Inc. with regard to MassMutual Small Company Growth Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(24) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. with regard to MassMutual Small Company Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(25) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Fundamental Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(26) Investment Sub-Advisory Agreement between MassMutual and David L. Babson & Company Inc. with regard to MassMutual Inflation-Protected Bond Fund dated as of December 31, 2003 is incorporated by reference to Exhibit D(26) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(27) Investment Sub-Advisory Agreement between MassMutual and Salomon Brothers Asset Management Inc with regard to MassMutual Strategic Balanced Fund dated as of December 31, 2003 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(28) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company with regard to MassMutual Strategic Balanced Fund dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(29) Investment Sub-Advisory Agreement between MassMutual and Cooke & Bieler, L.P. with regard to MassMutual Focused Value Fund, incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 28 to the Registration Statement filed via EDGAR on July 27, 2004.

(30) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Diversified Value Fund is filed herein as Exhibit D(30).

Exhibit E

(1) Amended and Restated General Distributors Agreement between MassMutual and MML Distributors, LLC dated as of December 31, 2002 is incorporated by reference to Exhibit E of Registrant’s Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on December 30, 2002.

(2) Amendment dated February 3, 2003 to the Amended and Restated General Distributor’s Agreement is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 24 filed via EDGAR on October 17, 2003.

(3) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Deferred Compensation Plan for Trustees of Registrant, incorporated by reference to Exhibit F of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

Exhibit G:

(1) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (“IBT”) with respect to each series of the Trust(1)

(2) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Amendment, dated February 11, 2002, to Administrative and Shareholder Services Agreements is incorporated by reference to Exhibit G(3) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(4) Amended and Restated Transfer Agency Agreement among the Trust, MassMutual and IBT, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to Registration Statement filed via EDGAR on April 30, 1999.

Exhibit H:

(1) Class L Shareholder Service Agreement between the Trust and MassMutual with respect to each of Registrant’s series, is incorporated by reference to Exhibit (H) (1) of registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(2) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Inflation Protected Bond Fund, MassMutual Strategic Balanced Fund, MassMutual Destination Retirement Income Fund, MassMutual Destination Retirement 2010 Fund, MassMutual Destination Retirement 2020 Fund, MassMutual Destination Retirement 2030 Fund and the MassMutual Destination Retirement 2040 Fund is incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(3) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Fundamental Value Fund, MassMutual Large Cap Growth Fund, MassMutual Aggressive Growth Fund, MassMutual Small Company Value Fund and MassMutual Small Company Growth Fund is incorporated by reference to Exhibit H(3) of Registrant’s Post-Effective Amendment No. 27 to the Registration Statement filed via EDGAR on April 30, 2004.

(4) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Diversified Value Fund is filed herein as Exhibit H(4).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registration’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

Exhibit J:

(1) Not Applicable

(2) Power of Attorney for Stuart H. Reese, Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, Richard W. Greene and F. William Marshall, Jr., incorporated by reference to Exhibit J(2) of Registrant’s Post-Effective Amendment No. 18 filed via EDGAR on October 16, 2001.

(3) Power of Attorney for Beverly L. Hamilton, incorporated by reference to Exhibit J(3) of Registrant’s Post-Effective Amendment No. 18 filed via EDGAR on October 16, 2001.

(4) Power of Attorney for Frederick C. Castellani is incorporated by reference to Exhibit J(4) of Registrant’s Post-Effective Amendment No. 19 filed via EDGAR on February 20, 2002.

(5) Power of Attorney for Robert E. Joyal is incorporated by reference to Exhibit J(5) of Registrant’s Post-Effective Amendment No. 24 filed via EDGAR on October 17, 2003.

(6) Power of Attorney for Allan W. Blair is incorporated by reference to Exhibit J(6) of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

(7) Power of Attorney for R. Alan Hunter, Jr. is incorporated by reference to Exhibit J(7) of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

Exhibit K: Not Applicable

Exhibit L: Not Applicable

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

Exhibit N:

Amended and Restated Rule 18f-3 Plan effective as of December 31, 2003 is incorporated by reference to Exhibit N of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for David L. Babson & Company Inc.(5)

(2) Code of Ethics for Davis Selected Advisers, L.P.(2)

(3) Code of Ethics for Waddell & Reed Investment Management Company.(5)

(4) Code of Ethics for Massachusetts Financial Services Company.(2)

(5) Code of Ethics for Massachusetts Mutual Life Insurance Company, MML Distributors, LLC and MassMutual Institutional Funds.(5)

(6) Code of Ethics for Northern Trust Investments, N.A.(4)

(7) Code of Ethics for RS Investment Management, L.P.(5)

(8) Code of Ethics for T. Rowe Price Associates, Inc.(4)

(9) Code of Ethics for Fidelity Management & Research Company.(5)

(10) Code of Ethics for Harris Associates L.P.(4)

(11) Code of Ethics for Oppenheimer Funds, Inc.(4)

(12) Code of Ethics for Navellier & Associates, Inc.(5)

(13) Code of Ethics for American Century Investment Management, Inc.(5)

(14) Code of Ethics for Clover Capital Management, Inc.(5)

(15) Code of Ethics for Alliance Capital Management L.P.(5)

(16) Code of Ethics for Mazama Capital Management, Inc.(5)

(17) Code of Ethics for Wellington Management Company, LLP.(5)

(18) Code of Ethics for MTB Investment Advisors, Inc.(5)

(19) Code of Ethics for Sands Capital Management, Inc.(5)

(20) Code of Ethics for Salomon Brothers Asset Management Inc(5)

(21) Code of Ethics for Western Asset Management Company.(5)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to the Registration Statement filed via EDGAR on April 30, 2004.

Item 24:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be, deemed to be controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all of the stock of which is owned by MassMutual.

6. The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

7. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding Company has a 1% ownership interest.

8. MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

9. MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all of the stock of which is owned by MassMutual Holding Company.

10. MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations, all the stock of which is owned by MassMutual Holding Company.

11. MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all of the stock of which is owned by MassMutual Holding Company.

12. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer. MassMutual Holding Company all the capital stock of which is owned by MassMutual Holding Company.

13. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

14. DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

15. Diversified Insurance Services of America, Inc., a Hawaii corporation that operated as an insurance broker. MML Insurance Agency, Inc. owned all the shares of outstanding stock. This corporation has been dissolved.

16. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

17. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operated as an insurance broker, all of the stock of which was owned by MML Insurance Agency, Inc. This corporation has been dissolved.

18. MML Insurance Agency of Texas, Inc., a Texas corporation that operated as an insurance broker and was controlled by MML Insurance Agency, Inc., through an irrevocable proxy arrangement. This corporation has been dissolved.

19. MML Partners, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all of the stock of which is owned by MML Investors Services, Inc.

20. MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding Company owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

21. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

22. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.3% and MassMutual holds an ownership interest of approximately 4.6%. David L. Babson & Company Inc. acts as sub-adviser for this fund.

23. 9048-5434 Quebec, Inc., a Canadian corporation that operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

24. 1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

25. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Company owns approximately 80% of the capital stock of Antares Capital Corporation.

26. Antares Asset Management, Inc., a Delaware corporation that provides investment advisory/investment management services to private investment funds established by Antares Capital Corporation (such as CDOs), all the stock of which is owned by Antares Capital Corporation.

27. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by MassMutual Holding Company.

28. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

29. Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

30. DLB Acquisition Corporation (“DLB”), a Delaware corporation that operates as a holding company for the David L. Babson companies. MassMutual Holding Company owns 99% of the outstanding shares of capital stock of DLB.

31. David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by DLB Acquisition Corporation (“DLB”).

32. Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. David L. Babson & Company Inc. owns 100% of the capital stock of Charter Oak Capital Management, Inc.

33. Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson & Company, Inc.

34. Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of David L. Babson & Company Inc.

35. S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that operates as an investment adviser. David L. Babson & Company Inc. holds a 50% ownership interest in the partnership and is one of the general partners.

36. FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. David L. Babson & Company Inc. is a limited partner in AM, with a 57.84% ownership interest.

37. FITech Domestic Partners, LLC (“DP”), a Delaware LLC that is a general partner of FITech Domestic Value, L.P. David L. Babson & Company Inc. is a limited partner in DP, holding a 57.84% controlling ownership interest.

38. Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland, all the stock of which is owned by David L. Babson & Company Inc.

39. Leland Fund (Cayman), Ltd., a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

40. Leland Fund (Blocker), Ltd. a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

41. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding Company owns 96.2% of the capital stock of OAC.

42. OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all of the stock of which is owned by OAC.

43. Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

44. Centennial Capital Corporation, a Delaware corporation that formerly sponsored a unit investment trust, all of the stock of which is owned by Centennial Asset Management Corporation.

45. OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all of the stock of which is owned by OppenheimerFunds, Inc.

46. Oppenheimer Partnership Holding, Inc., a Delaware corporation that operates as a holding company, all of the stock of which is owned by OppenheimerFunds, Inc.

47. Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all of the stock of which is owned by OppenheimerFunds, Inc.

48. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

49. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

50. OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

51. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment advisor, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

52. OppenheimerFunds International, Ltd., a Dublin based investment adviser that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

53. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

54. OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

55. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

56. Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a New York corporation that operates as an investment adviser, all of the stock of which is owned by Oppenheimer Acquisition Corporation.

57. Tremont Capital Management, Inc., a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corporation.

58. Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

59. Tremont Life Holdings Limited, a corporation organized under the laws of Bermuda. Tremont (Bermuda), Ltd. owns less than 10% of Tremont Life Holdings Limited.

60. Tremont International Insurance Limited, an exempt Cayman Islands life insurance company authorized to do business in the Cayman Islands and in Bermuda, all the stock of which is owned by Tremont Life Holdings Limited.

61. Tremont Services Limited, a Bermuda company doing business as an insurance manager, all the stock of which is owned by Tremont Life Holdings Limited.

62. CM Property Management, Inc., a Connecticut corporation that serves as the general partner of Westheimer 335 Suites Limited Partnership, all of the stock of which is owned by MassMutual Holding Company. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

63. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

64. HYP Management, Inc., a Delaware corporation that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Company owns all of the outstanding stock of HYP Management, Inc.

65. MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding Company owns all of the outstanding stock.

66. MMHC Investment, Inc., a Delaware corporation that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Company owns all of the outstanding stock of MMHC Investment, Inc.

67. MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

68. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual owns 1.79%, MMHC Investment, Inc. owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC.

69. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment, Inc. holds approximately 34.11% and HYP Management,

Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

70. MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all of the stock of which is owned by MassMutual Holding Company.

71. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. MML Realty Management holds a 50% ownership interest and Cornerstone Real Estate Advisers, Inc. holds a 50% ownership interest in Cornerstone Office Management, LLC.

72. Urban Properties, Inc., a Delaware corporation that serves as a general partner of real estate limited partnerships and as a real estate holding company, all of the stock of which is owned by MassMutual Holding Company.

73. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding Company.

74. MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

75. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all of the stock of which is owned by MassMutual International, Inc.

76. MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited and Kenneth Yu each hold a 20% ownership interest in MassMutual Trustees Limited.

77. Protective Capital (International) Limited, a corporation organized in Hong Kong is a dormant investment company, all the stock of which is owned by MassMutual Asia Limited. Protective Capital (International) Limited currently holds a 12% ownership interest in MassMutual Life Insurance Company in Japan.

78. MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all of the stock of which is owned by MassMutual International, Inc. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Services Limited. This company is now inactive.

79. MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all the stock of which is owned by MassMutual International, Inc. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Guardian Limited. This company is now inactive.

80. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong, which operates as a general insurance agent, all the stock of which is owned by MassMutual Asia Limited.

81. MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International, Inc. in Taiwan, all the stock of which is owned by MassMutual International, Inc.

82. MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

83. Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 31% ownership interest and MassMutual International Holding MSC, Inc. holds and 18.4% ownership interest.

84. MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 86.1%, MassMutual Shuno Company owns 1.7% and Protective Capital (International) Limited owns 12.2% of the outstanding shares of MassMutual Life Insurance Company.

85. MassMutual Shuno Company operates as a Japanese premium collection service provider. MassMutual Life Insurance Company holds a 4.8% ownership interest and MassMutual International, Inc. holds a 95.2% ownership interest in MassMutual Shuno Company.

86. MassMutual Leasing Company is a Japanese company that leases office equipment and performs commercial lending. MassMutual Shuno Company holds a 90% interest and MassMutual Life Insurance Company holds a 10% ownership interest in MassMutual Leasing Company.

87. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic that operated as a holding company. MassMutual International, Inc. owned 99.9% of the outstanding shares and MassMutual Holding Company owned the remaining shares in MassMutual Internacional (Argentina) S.A. This corporation has been sold.

88. MassMutual Services, S.A., a corporation organized in the Argentine Republic that operated as a service company. MassMutual Internacional (Argentina) S.A. owned 99.9% of the outstanding shares and MassMutual International, Inc. owned the remaining shares in MassMutual Services, S.A. This corporation has been sold.

89. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. holds a 92.4% ownership interest, MassMutual Holding Company holds a .01% ownership interest and Darby Chile Holding II, LLC holds a 7.5% ownership interest in MassMutual Internacional (Chile) S.A.

90. Origen Inversiones S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in Origen Inversiones S.A.

91. Compania de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual Internacional (Chile) S.A. owns 33.4% of the outstanding shares of Compania de Seguros Vida Corp S.A.

92. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

93. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all of the stock of which is owned by MassMutual International, Inc.

94. MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company. MassMutual International, Inc. owns 99.9% of the outstanding capital stock and MassMutual Holding Company owns the remaining shares of MassMutual Europe, S.A.

95. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic that operated as a life insurance company. MassMutual International, Inc. owned 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A. This corporation has been sold.

96. MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

97. MassMutual Institutional Funds, a Massachusetts business trust that operates as an open-end investment company. The majority shares are owned by MassMutual.

98. DLB Fund Group, a Massachusetts business trust that operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group.

99. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

100. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

101. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

102. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

103. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

104. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. acts as sub-adviser.

105. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

106. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts as sub-adviser.

107. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

108. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

MassMutual or David L. Babson & Company Inc. acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

2. MassMutual Corporate Investors (“CI”), a Massachusetts business trust which operates as a closed-end investment company. David L. Babson & Company Inc. is the investment adviser to CI.

3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 88.3% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser.

4. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

6. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. David L. Babson & Company Inc. acts as the investment adviser to PI.

7. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds 1.79%, MMHC Investment, Inc. holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC.

8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

9. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. is the sub-adviser.

12. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

13. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts a sub-adviser.

14. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

15. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

16. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. David L. Babson & Company Inc. is the investment adviser. MassMutual holds 23.13% of the preferred shares.

17. Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. David L. Babson & Company Inc. is the investment manager. MassMutual owns 33.99% of the preferred shares.

18. Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

19. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. David L. Babson & Company Inc. is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

20. Leland Fund, L.P., a hedge fund investing in high-yield emerging assets that is managed by David L. Babson & Company Inc.

21. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by David L. Babson & Company Inc.

22. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by David L. Babson & Company Inc.

23. Phoenix Funding Limited, a cash/flow CDO that is managed by David L. Babson & Company Inc.

24. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

25. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

26. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. David L. Babson & Company Inc. serves as the investment manager.

27. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. David L. Babson & Company Inc. serves as the investment manager. MassMutual currently has a 28% interest in the fund.

28. MassMutual/Boston Capital Mezzanine Partners, L.P. (“Fund I”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments, Inc. is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

29. Constitution Wharf Fund, Ltd., a hedge fund registered in the Cayman Islands for which David L. Babson & Company Inc. serves as the investment adviser.

30. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager. MassMutual currently has a majority ownership interest.

31. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser. MassMutual currently has a majority ownership interest.

32. Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson serves as investment adviser.

33. Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson acts as a financial sub agent.

34. Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson acts as a collateral manager.

35. Oasis Development Limited, a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited, and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps).

36. Babson serves as collateral manager to the following entities organized under the laws of the Cayman Islands that invest primarily in bank loans: ELC 1998-I, ELC 1999-I, ELC 1999-III, ELC 2000-I, APEX CDO, Tryon CDO, as well as ELC 1999-II, which invests primarily in bank loans and high yield bonds.

37. Tower Square Capital Partners, L.P., a Delaware limited partnership organized by David L. Babson & Company Inc. to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of David L. Babson & Company Inc. is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. David L. Babson & Company Inc. serves as the Investment Manager.

38. Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson acts as an adviser through its relationship in the GP adviser.

39. Union Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

40. Union Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

41. Sargent’s Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

42. Sargent’s Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

43. MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

44. Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware - Babson is a Co-Manager and a 7.5% Member of the Managing Member -MassMutual owns 7.5% of the equity in the fund (as a Member).

45. Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, MassMutual owns 99.9% (as LP) (this is the on-shore feeder to the fund next named below).

46. Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, feeder owns 99.9%.

47. Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson is Portfolio Manager - MassMutual owns 22.24% of preference shares.

48. Tower Square Capital Limited - Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

49. Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. David L. Babson & Company Inc. serves as Investment Manager.

50. Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. David L. Babson & Company Inc. serves as Investment Manager. MassMutual owns 26% of the preference shares.

51. Seaboard CLO 2000 Ltd., a Cash flow CLO organized under the laws of the Cayman Islands. David L. Babson & Company Inc serves as Collateral Manager - MassMutual owns 40% of equity (“subordinated notes”).

52. Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

53. Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson is the collateral manager of Jackson Creek CDO, Ltd.

54. Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson is the investment manager.

55. Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson serves as the investment manager.

MassMutual or Cornerstone Real Estate Advisers, Inc. acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1.	Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2.	Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3.	Braemar Power & Communications.

4.	Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds 65% ownership interest in this company.

5.	CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds 24.1% ownership interest in this corporation.

6.	Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds 55% ownership interest in this company.’

7.	Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

8.	CREA/PPC Venture, LLC.

9.	Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

10.	Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

11.	Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. David L. Babson & Company Inc. serves as the investment manager.

12.	LVC Apartments, LP.

13.	Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. David L. Babson & Company Inc. (“Babson”) is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)).

14.	Tower Square Capital Partners, L.P., a Delaware limited partnership organized by David L. Babson & Company Inc. to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of David L. Babson & Company Inc. is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. David L. Babson & Company Inc. serves as the Investment Manager.

15.	WFC-Apt, LP.

Item 25:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual’s present coverage for Fidelity Bonding has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyds, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyds. There is a deductible of $1,000,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director and Member, Human Resources and Board Affairs Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, One Riverfront Plaza, HQE 2, Corning, New York (manufacturer of advanced materials, communication equipment and environmental products); Director (1991-Present), The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut; Member, Business Roundtable (1996-Present); Member, The Business Council (1997-Present); Member, National Association of Manufacturers (1991-Present); and Member, Board of Overseers, Rutgers University Foundation (1996-Present).

JAMES R. BIRLE, Director and Member, Board Governance and Investment Committees

Chairman (since 1997), President (1994-1997) and Founder (1994), Resolute Partners, LLC (private merchant bank), Greenwich, Connecticut; Chairman (since 1994), Drexel Industries, LLC; and Trustee (since 1994), Villanova University.

GENE CHAO, Director and Member, Investment and Human Resources Committees

Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia; and Director, various privately held companies (since 1981); and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut.

JAMES H. DEGRAFFENREIDT, JR., Director and Member, Auditing and Dividend Policy Committee

Chairman and Chief Executive Officer (since October 2001), Director (since 2001), WGL Holdings, Inc., parent company of Washington Gas Light Company (public utility holding company), 1100 H Street, NW, Washington, D.C.; Director (since 1994), Washington Gas Light Company, Washington, D.C.; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since 1998), MedStar Health, Columbia, Maryland; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Dividend Policy Committees

Senior Vice President, General Counsel and Secretary (since 2002), SBC Pacific Bell/SBC Nevada Bell, 2600 Camino Ramon, Room 4CS100, San Ramon, California; Senior Vice President-Regulatory & Public Affairs (1998-2002), SBC Communications Inc. (telecommunications company), San Antonio, Texas; Secretary/Trustee (since 1991), The Tomas Rivera Policy Institute, Trustee (since 1993), Radio and Television News Directors Foundation; Director (1989-2002) Foundation for Women’s Resources; Director (since 1998), Bexar County Women’s Bar Association; Director (1999-2002), Universidad Autonoma de Mexico (UNAM) Foundation; Advisory Board (1997-2002) Hispanic Youth Foundation; National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (1996-2002), National Council of La Raza; and Regent (since 1999), Texas State University System.

JAMES L. DUNLAP, Director and Member, Auditing and Human Resources Committees

Retired; Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts; and Director and Member of Compensation and Member Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director and Member, Board Affairs and Investment Committees

Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1987), Chairman, Investment Committee (-present), MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (since 1998), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director and Member, Auditing and Dividend Policy Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), President and Chief Executive Officer (2001-2002), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director and Chairman, Auditing Committee, Member, Board Governance Committee

Partner (since 1997), Resolute Partners LLC (private merchant bank); Chairman (since 2003), CATELECTRIC; Corporator, (since 1991), The Bushnell Memorial, Hartford, Connecticut; Director (1999-2002), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director

President (-present), Bay Path College, Longmeadow, Massachusetts; Board Member (-present), United Bank of Western Massachusetts; Chair (-present), the Association of Independent Colleges and Universities in Massachusetts; Vice Chair (-present), Community Foundation of Western Massachusetts; Board Member (-present), Women’s College Coalition; and Board Member (-present), The Frank Stanley Beveridge Foundation.

WILLIAM B. MARX, JR., Director and Chairman, Dividend Policy Committee, Member, Board Affairs Committee

Retired; Senior Executive Vice President (since 1996), Lucent Technologies. (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey; Director (since 2001) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (since 2001), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director and Chairman, Human Resources Committee, Member, Board Governance Committee

Managing Partner, (since 1984), Peach State Real Estate Holding Company (Real Estate Investment Company); Consultant to Institutional Investors (1984-2002); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1996-1999), TCX International, Inc.; Director, Chair-Nominating, Corporate Governance, Compensation and Audit Committees (since 1992), Dan River, Inc. (textile manufacturer); Director (since 1998), Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)); Director, Chair, Audit and Budget Committees (2000-2003), Whitehead Institute For Biomedical Research; and Director, Compensation and Development Committees (since 2002), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia.

ROBERT J. O’CONNELL, Director and Chairman, Investment Committee, Member, Board Affairs and Dividend Policy Committees

Chairman and Chairman of the Board of Directors (since 2000), President and Chief Executive Officer (since 1999) of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts; President and Chief Executive Officer (since 1999) and Director and Chairman (since 2000), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers); President, Director and Chairman (since 1999), MassMutual Holding MSC, Inc.; Trustee and Chairman (since 1999), President, Trustee and Chairman (since 1999), MassMutual Holding Trust I (now dissolved wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); President and Chief Executive Officer, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 2001) MassMutual International Holdings MSC, Inc.; Director and Chairman (since 1999), Oppenheimer Acquisition Corporation; Director (since 2001), Financial Services Roundtable; Director, Basketball Hall of Fame; and Director (1999-2002), American Council of Life Insurance.

MARC RACICOT, Director and Member, Dividend Policy and Human Resources Committees

Partner (since 2001), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C.; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman (since 2001) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (since 2003), Bush-Cheney 2004.

Executive Vice Presidents

SUSAN A. ALFANO, Executive Vice President

Executive Vice President (since 2001); Senior Vice President (1996-2001) MassMutual; Chairman, Board of Directors, MassMutual Benefits Management, Inc.; Director, OppenheimerFunds, Inc.; Director, The MacDuffie School, Springfield, Massachusetts; Director (since 2003), Baystate Health Systems, Springfield, Massachusetts; and Director, CityStage, Springfield, Massachusetts.

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company and CM Benefit Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc.; Director (since 1998), MassMutual Benefits Management, Inc.; Director and Executive Vice President, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1993), Sargasso Mutual Insurance Co. (Bermuda) Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director, MML Bay State Life Insurance Company; Director, CM Life Insurance Company; Director, DLB Acquisition Corporation; and Director, Oppenheimer Acquisition Corporation; President, and Director (1997-2003), the Association of Life Insurance Counsel; Fellow (since 2003), American Bar Foundation; and a member of the Board of Overseers of the RAND Institute for Civil Justice.

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001) MassMutual.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001), MassMutual; Director (since 2000), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013.

JAMES E. MILLER, Executive Vice President

Executive Vice President (since 1997), Enterprise Portfolio Management Officer, MassMutual.

ANDREW OLEKSIW, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1999-2003) MassMutual.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President and Chief Executive Officer (since 2001), Oppenheimer Asset Management, Inc.; Director (since 2001), Centennial Asset Management Corporation; member of the Board of Governors of the Investment Company Institute; and delegate to the Financial Services Roundtable.

STUART H. REESE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 1999), MassMutual; Chairman and Chief Executive Officer (since 2001), David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Funds (open end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), Executive Vice President-Investments (since 1999), Director (since 1994), Senior Vice President-Investments (since 1994) MassMutual Corporate Value Partners, (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995), Director (since 1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since 1999), Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I

Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; Director, HYP Management, Inc.; Member of the Advisory Board of MassMutual High Yield Partners II LLC; Director (since 1999) MassMutual Holding MSC, Inc.; President, MMHC Investment, Inc.; Director, MassMutual Corporate Value Limited; Director, DLB Acquisition Corporation; Director, Oppenheimer Acquisition Corporation; and Director, Merrill Lynch Derivative Products (since 1999).

ANDREW RUOTOLO, Executive Vice President, Enterprise Information Systems

Executive Vice President, Enterprise Information Systems (since2003) MassMutual, 1295 State Street, Springfield, Massachusetts; Executive Vice President and Director (since 1999), OppenheimerFunds, Inc. 2 World Financial Center, 225 Liberty Street, New York, New York.

TOBY J. SLODDEN, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1997-2003) MassMutual.

MATTHEW E. WINTER, Executive Vice President

Executive Vice President (since 2001), MassMutual; Chairman of the Board of Directors (since 2000) MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Chairman of the Board of Directors, The MassMutual Trust Company, FSB; Board Member, eMoney Advisor, Inc.; and Director and Member, Executive Committee, Connecticut Opera.

b. The Investment Sub-Advisers

DAVID L. BABSON & COMPANY INC.

The directors and executive officers of David L. Babson & Company Inc. (“Babson” or the “Manager”), which is located at One Memorial Drive, Cambridge, Massachusetts 02142, their positions with Babson and their other principal business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

STUART H. REESE, Director, Chairman, Chief Executive Officer and President

President (since 2003), Chairman (since 2001), Director (since 2000), and Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), Massachusetts Mutual Life Insurance Company (“MassMutual”) (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KEVIN M. MCCLINTOCK, Director and Managing Director

Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner)), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999) and President (since 2003), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

ROBERT LIGUORI, Director

Director (since 2000), Babson; Senior Vice President and Deputy General Counsel (since 1999), MassMutual, (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, Delaware.

MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson; Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000) Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

WILLIAM F. GLAVIN, JR., Director, Managing Director, Chief Operating Officer and Chief Compliance Officer

Director (since 2003), Chief Operating Officer and Chief Compliance Officer (since April 2003), Babson; President – US Retail (January 2000 to March 2003), Chief Operating Officer – US Direct (February 1999 to January 2000), General Manager – AARP Investment Program (April 1997 to February 1999), Scudder Investments/Deutsche Asset Management.

ROGER W. CRANDALL, Director and Managing Director

Director (Since 2003), Managing Director (since 2000), Babson; Managing Director, Securities Investment Division (1991-2000) and Managing Director (1993-2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

EFRAM MARDER, Managing Director

Managing Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

STEPHEN L. KUHN, General Counsel and Clerk

General Counsel and Clerk (since 1999), Babson; Senior Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company); Vice President and Secretary, (1988-1999), MML Series Investment Fund (open-end investment company).

JAMES E. MASUR, Chief Financial Officer, Comptroller and Managing Director

Chief Financial Officer, Comptroller and Managing Director (since 2003); Senior Finance Executive (2002-2003) Deutsche Bank Asset Management; Prior to this he was Chief Financial Officer of Zurich Scudder’s U.S. Retail Operations.

(b) The principle executive officers of First State Investments International Limited (“First State”), formerly known as Stewart Ivory and Company (International) Limited, a subsidiary of First State Investments U.K. First State has its principal places of business at 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB and 3rd floor, 30 Cannon Street, London, UK EC4M 6YQ.

TOM WARING

Director and Chief Executive Officer

Chief Executive Officer of First State International since July 2003. Previously Chief Executive Officer of First State Asia, and prior to that, responsible for First State’s start-up joint venture in China, start-up business in Indonesia and sales and business development activities in Japan. Established an Asian funds management business on behalf of Royal Trust of Canada (1987), which was acquired by Credit Lyonnais, US financial group Nicholas Applegate and then finally in 1999 by First State - all of which time he served as Chief Executive Officer.

STUART PAUL

Director and Chief Investment Officer

Chief Investment Officer since October 2000. In July 2003, appointed Chief Operating Officer, First State International, and is now responsible for First State’s investment management teams in the UK and Asia. He has been with First State and its predecessor, Stewart Ivory, since 1994. Member of the First State Investments Executive Committee. Managing Director (since 2000), S.I. International Assets, an investment adviser formerly known as Babson-Stewart Ivory International with its principal place of business at One Memorial Drive, Cambridge, MA 02142.

MARTIN HARRIS

Head of Institutional Business

Martin Harris was appointed Head of the Institutional Business at First State Investments (UK) in December 2000. Prior to joining First State in the UK, Martin was Head of Institutional Business for Colonial First State in Australia.

Prior to joining Colonial First State, Martin was Head of Institutional Business Development for Gartmore in London. Martin is a member of the First State Investments Executive Committee.

GREG COOPER

Director and Chief Financial Officer

Chief Financial Officer since July 2003. He joined Colonial First State Investments in Sydney, in December 1997. In 2000, appointed deputy chief financial officer, until April 2001, when he relocated to the UK as Chief

Operations Officer of First State Investments. Greg is a member of the First State Investments Executive Committee.

JAMES AYLING

Head of Legal & Company Secretary

James joined Stewart Ivory & Company Limited (now part of the First State Group) in 1994. His current responsibilities extend to all legal, company secretarial, insurance and pension matters within the UK First State Group.

MICHAEL TULLOCH

Head of Finance

Mr. Tulloch has worked with the First State Investments group and predecessor companies since 1994, assuming the role of Head of Finance in 1998.

OPPENHEIMERFUNDS, INC.

(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Assistant Vice President	None

Robert Agan, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and Centennial Asset Management Corporation; Senior Vice President of Shareholders Services, Inc.

Erik Anderson, Assistant Vice President	None

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc. and OppenheimerFunds Legacy Program. Secretary (since June 2003) of: HarbourView Asset Management Corporation, OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc. Assistant Secretary (since December 2001) of OFI Trust Company.

Hany S. Ayad, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Robert Baker, Assistant Vice President	None

John Michael Banta, Assistant Vice President	None

Joanne Bardell, Assistant Vice President	None

Kevin Baum, Vice President	None

Jeff Baumgartner, Assistant Vice President	None

Connie Bechtolt, Assistant Vice President	None

Lalit K. Behal Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Kathleen Beichert, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Gerald Bellamy, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.

Erik S. Berg, Assistant Vice President	None

Victoria Best, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Rajeev Bhaman, Vice President	None

Craig Billings, Assistant Vice President	Formerly President of Lorac Technologies, Inc. (June 1997-July 2001).

Mark Binning, Assistant Vice President	None

Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation.

Tracey Blinzer, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

John R. Blomfield, Vice President	None

Chad Boll, Assistant Vice President	None

Antulio N. Bomfim, Vice President	A senior economist with the Federal Reserve Board (June 1992-October 2003).

Robert Bonomo, Senior Vice President	None

Michelle Borre Massick, Vice President	None

John Boydell, Assistant Vice President	None

Michael Bromberg, Assistant Vice President	None

Lowell Scott Brooks, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Joan Brunelle, Vice President	None

Richard Buckmaster, Vice President	None

Paul Burke, Assistant Vice President	None

Mark Burns, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Bruce Burroughs, Vice President	None

Claudia Calich, Assistant Vice President	None

Jeoffrey Caan, Vice President	Formerly Vice President of ABN AMRO NA, Inc. (June 2002 – August 2003); Vice President of Zurich Scudder Investments (January 1999 – June 2002)

Catherine Carroll, Assistant Vice President	None

Debra Casey, Assistant Vice President	None

Brett Clark, Assistant Vice President	None

H.C. Digby Clements, Vice President: Rochester Division	None

Peter V. Cocuzza, Vice President	None

Susan Cornwell, Vice President	Vice President of Centennial Asset Management Corporation and Shareholder Financial Services, Inc.; Senior Vice President of Shareholder Services, Inc.

Scott Cottier, Vice President: Rochester Division	None

Laura Coulston, Assistant Vice President	None

Julie C. Cusker, Assistant Vice President: Rochester Division	None

George Curry, Vice President	None.

John Damian, Vice President	None

John M. Davis, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Ruggero de’Rossi, Senior Vice President	Vice President of HarbourView Asset Management Corporation.

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Assistant Vice President	None

Rebecca K. Dolan Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments, Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Thomas Doyle, Assistant Vice President	None

Bruce C. Dunbar, Senior Vice President	None

Richard Edmiston, Assistant Vice President	None

Daniel R. Engstrom, Assistant Vice President	None

James Robert Erven Assistant Vice President	Formerly an Assistant Vice President/Senior Trader with Morgan Stanley Investment Management (1999-April 2002).

George R. Evans, Vice President	None

Edward N. Everett, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	None

Scott T. Farrar, Vice President	Vice President of OFI Private Investments, Inc.

Emmanuel Ferreira, Vice President	Formerly a portfolio manager with Lashire Investments (July 1999-December 2002).

Ronald H. Fielding, Senior Vice President; Chairman: Rochester Division	Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Brian Finley, Assistant Vice President	None

John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Jordan Hayes Foster, Vice President	Vice President of OFI Institutional Asset Management, Inc.

P. Lyman Foster, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

David Foxhoven, Assistant Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca, Assistant Vice President	None

Richard Frank, Vice President: Rochester Division	Vice President of OppenheimerFunds Distributor, Inc.

Dominic Freud, Vice President	Formerly, a Partner and European Equity Portfolio manager at SLS Management (January 2002-February 2003) prior to which he was head of the European equities desk and managing director at SG Cowen (May 1994-January 2002).

Dan Gagliardo, Assistant Vice President	None

Hazem Gamal, Assistant Vice President	None

Dan P. Gangemi, Vice President	None

Subrata Ghose, Assistant Vice President	None

Charles W. Gilbert, Assistant Vice President	None

Alan C. Gilston, Vice President	None

Jill E. Glazerman, Vice President	None

Mike Goldverg, Assistant Vice President	None

Bejamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. Formerly Executive Director with Miller Anderson Sherrerd, a division of Morgan Stanley Investment Management. (April 1992-March 2002).

Laura Granger, Vice President	None

Robert B. Grill, Senior Vice President	None

Robert Gwynn, Vice President: Rochester Division	None

Robert Haley, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Marilyn Hall, Vice President	None

Ping Han, Assistant Vice President	None

Kelly Haney, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Thomas B. Hayes, Vice President	None

Michael Henry, Assistant Vice President	None

Dennis Hess, Assistant Vice President	None

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui, Assistant Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds (Asia) Limited

James G. Hyland, Assistant Vice President	None

Steve P. Ilnitzki, Senior Vice President	None

Bridget Ireland, Vice President	None

Kathleen T. Ives, Vice President and Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

William Jaume, Vice President	Senior Vice President of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Director of OFI Trust Company.

Frank V. Jennings, Vice President	None

John Jennings, Vice President	None

John Michael Johnson, Assistant Vice President	Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin Capital Holdings Inc. (February 2001-May 2002).

Charles Kandilis, Assistant Vice President	Formerly managing director of Kandilis Capital Management (September 1993-August 2002).

Jennifer E. Kane, Assistant Vice President	None

Lynn O. Keeshan, Senior Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program

Thomas W. Keffer, Senior Vice President	None

Cristina J. Keller, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Walter G. Konops, Assistant Vice President	None

James Kourkoulakos, Vice President	None

Brian Kramer, Assistant Vice President	None

Lisa Lamentino, Vice President	None

Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

John Latino, Assistant Vice President	Formerly a Senior Trader/Portfolio Engineer at Jacobs Levy Equity Management (June 1996-August 2002).

Kristina Lawrence, Assistant Vice President	None

Guy E. Leaf, Vice President	Formerly a Vice President of Merrill Lynch (January 2000-September 2001).

Christopher M. Leavy, Senior Vice President	None

Dina C. Lee, Assistant Vice President & Assistant Counsel	Formerly (until December 2003) Assistant Secretary of OppenheimerFunds Legacy Program.

Randy Legg, Assistant Vice President	Formerly (until February 2004) an associate with Dechert LLP.

Dana Lehrer, Assistant Vice President	Assistant Secretary of Oppenheimer Legacy Program

Laura Leitzinger, Vice President	Senior Vice President of Shareholder Services, Inc.; Vice President of Shareholder Financial Services, Inc.

Michael S. Levine, Vice President	None

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

Bill Linden, Assistant Vice President	None

Malissa B. Lischin, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran Vice President: Rochester Division	None

Patricia Lovett, Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.

Dongyan Ma, Assistant Vice President	Formerly an Assistant Vice President with Standish Mellon Asset Management (October 2001-October 2003).

Steve Macchia, Vice President	None

Michael Magee, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jerry Mandzij, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Angelo G. Manioudakis Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April 2002).

LuAnn Mascia, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Susan Mattisinko, Vice President	Assistant Secretary (as of January 2004) of HarbourView Asset Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc. Formerly an Associate at Sidley Austin Brown and Wood LLP (1995 – October 2003).

Elizabeth McCormack, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Joseph McGovern, Assistant Vice President	None

Charles L. McKenzie, Senior Vice President	As of May 2003: Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; President, Chairman and Director of Trinity Investment Management Corporation

Andrew J. Mika, Senior Vice President	None

Joy Milan, Vice President	None

Denis R. Molleur, Vice President & Senior Counsel	None

Nikolaos D. Monoyios, Vice President	None

Charles Moon, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. Formerly an Executive Director and Portfolio Manager with Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999-March 2002).

John Murphy, Chairman, President, Chief Executive Officer & Director	Director of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Tremont Advisers, Inc.; Director of Trinity Investments Management Corporation; President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Executive Vice President of MassMutual Life Insurance Company; director of DLB Acquisition Corp.

Kevin Murray, Assistant Vice President	None

Thomas J. Murray, Vice President	None

Kenneth Nadler, Vice President	None

Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Richard Nichols, Vice President	None

William Norman, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
John O’Hare, Vice President	Formerly Executive Vice President and Portfolio Manager (June 2000 – August 2003) and Portfolio Manager and Senior Vice President (August 1997 – June 2000) at Geneva Capital Management, Ltd.

Lerae A. Palumbo, Assistant Vice President	None

Frank J. Pavlak, Vice President	None

David P. Pellegrino, Vice President	None

Allison C. Pells, Assistant Vice President	None

Susan Pergament, Assistant Vice President	None

Brian Petersen, Assistant Vice President	None

David Pfeffer, Senior Vice President and Chief Financial Officer	Formerly, Director and Chief Financial Officer at Citigroup Asset Management (February 2000-February 2004).

James F. Phillips, Vice President	None

Gary Pilc, Assistant Vice President	None

Peter E. Pisapia, Assistant Vice President & Assistant Counsel	Formerly, Associate Counsel at SunAmerica Asset Management Corp. (December 2000-December 2002).

Raghaw Prasad, Assistant Vice President	None

Jane C. Putnam, Vice President	None

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Brian N. Reid, Assistant Vice President	Formerly an Assistant Vice President with Eaton Vance Management (January 2000-January 2002).

Marc Reinganum, Vice President	Formerly (until August 2002) Vaughn Rauscher Chair in Financial Investments and Director, Finance Institute of Southern Methodist University, Texas.

Jill Reiter, Assistant Vice President	None

Kristina Richardson, Assistant Vice President	None

Claire Ring, Assistant Vice President	None

David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Rob Robis, Assistant Vice President	None

Antoinette Rodriguez, Assistant Vice President	None

Stacey Roode, Vice President	Formerly, Assistant Vice President of Human Resources of OFI (200-July 2002)

Jeffrey S. Rosen, Vice President	None

Stacy Roth, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
James H. Ruff, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo, Executive Vice President and Director	Vice Chairman, Treasurer, Chief Financial Officer and Management Director of Oppenheimer Acquisition Corp.; President and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of Trinity Investment Management Corporation; Chairman of the Board, Chief Executive Officer, President and Director of OFI Trust Company.

Kim Russomanno, Assistant Vice President	None

Rohit Sah, Vice President	None

Valerie Sanders, Vice President	None

Karen Sandler, Assistant Vice President	None

Tricia Scarlata, Vice President	Formerly, Marketing Manager of OppenheimerFunds, Inc. (April 2001-August 2002).

Rudi Schadt, Assistant Vice President	Formerly a consultant for Arthur Andersen (August 2001-February 2002).

Ellen P. Schoenfeld, Vice President	None

Maria Schulte, Assistant Vice President	None

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak Assistant Vice President	None

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments, Inc.

Martha A. Shapiro, Vice President	None

Navin Sharma, Vice President	Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April 2002).

Steven J. Sheerin, Vice President	None

Bonnie Sherman, Assistant Vice President	None

David C. Sitgreaves, Assistant Vice President	None

Edward James Sivigny Assistant Vice President	Formerly a Director for ABN Amro Securities (July 2001-July 2002).

Enrique H. Smith, Assistant Vice President	None

Louis Sortino, Assistant Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Marco Antonio Spinar, Assistant Vice President	None

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jennifer Stevens, Assistant Vice President	None

Gregory J. Stitt, Vice President	None

John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Michael Stricker, Vice President	Vice President of Shareholder Services, Inc.

Deborah A. Sullivan, Assistant Vice President, Assistant Counsel	Secretary (since December 2001) of OFI Trust Company.

Mary Sullivan, Assistant Vice President	None

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Susan B. Switzer, Vice President	None

Martin Telles, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Paul Temple, Vice President	Formerly a Vice President of Merrill Lynch (October 2001-January 2002).

Jeaneen Terrio, Assistant Vice President	None

Vincent Toner, Assistant Vice President	None

Eamon Tubridy, Assistant Vice President	None

Keith Tucker, Assistant Vice President	None

James F. Turner, Vice President	Formerly portfolio manager for Technology Crossover Ventures (May 2000-March 2001).

Tane Tyler, Vice President and Associate Counsel	Formerly Vice President and Assistant General Counsel at INVESCO Funds Group, Inc. (September 1991 – December 2003)

Cameron Ullyat, Assistant Vice President	None

Angela Utaro, Assistant Vice President: Rochester Division	None

Mark S. Vandehey, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.

Maureen Van Norstrand, Vice President	None

Rene Vecka, Assistant Vice President, Rochester Division	Formerly Vice President of Shareholder Services, Inc. (September 2000-July 2003).

Vincent Vermette, Assistant Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Phillip F. Vottiero, Vice President	None

Lisa Walsh, Assistant Vice President	None

Patricia Walters, Assistant Vice President	None

Teresa M. Ward, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Christopher D. Weiler, Vice President: Rochester Division	None

Barry D. Weiss, Vice President	Vice President of HarbourView Asset Management Corporation

Melissa Lynn Weiss, Vice President	Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May 2002).

Christine Wells, Vice President	None

Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.

Diederick Wermolder, Senior Vice President	Director of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Senior Vice President (Managing Director of the International Division) of OFI Institutional Asset Management, Inc.; Director of OppenheimerFunds (Asia) Limited.

Catherine M. White, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.; member of the American Society of Pension Actuaries (ASPA) since 1995.

Annabel Whiting, Assistant Vice President	None

William L. Wilby, Senior Vice President	Formerly Senior Vice President of HarbourView Asset Management Corporation (May 1999-July 2002).

Donna M. Winn, Senior Vice President	President, Chief Executive Officer and Director of OFI Private Investments, Inc.; Director and President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Kenneth Winston, Senior Vice President	None

Philip Witkower, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Brian W. Wixted, Senior Vice President and Treasurer	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; serves on the Board of the Colorado Ballet.

Kurt Wolfgruber, Executive Vice President, Chief Investment Officer and Director	Director of Tremont Advisers, Inc. (since July 20012), and of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003)

Caleb C. Wong, Vice President	None

Edward C. Yoensky, Assistant Vice President	None

Jill Zachman, Vice President: Rochester Division	None

Lucy Zachman, Assistant Vice President	None

Robert G. Zack Executive Vice President and General Counsel	General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Director and Assistant Secretary of OppenheimerFunds plc; Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Secretary of OppenheimerFunds International Ltd.; Director of Oppenheimer Real Asset Management, Inc. and OppenheimerFunds (Asia) Limited); Vice President of OppenheimerFunds Legacy Program.

Neal A. Zamore, Vice President	None

Mark D. Zavanelli, Vice President	None

Alex Zhou, Assistant Vice President	None

Arthur J. Zimmer, Senior Vice President	Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust

Centennial New York Tax Exempt Trust

Centennial Tax Exempt Trust

Limited Term New York Municipal Fund (Rochester Portfolio Series)

OFI Tremont Core Diversified Hedge Fund

OFI Tremont Market Neutral Hedge Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Capital Preservation Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Convertible Securities Fund (Bond Fund Series)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Emerging Technologies Fund

Oppenheimer Enterprise Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Growth Fund

Oppenheimer High Yield Fund

Oppenheimer International Bond Fund

Oppenheimer International Growth Fund

Oppenheimer International Large-Cap Core Fund (a series of Oppenheimer International Large- Cap Core Trust)

Oppenheimer International Small Company Fund

Oppenheimer International Value Fund (a series of Oppenheimer International Value Trust)

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-Sector Income Trust

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)

Oppenheimer Quest Capital Value Fund, Inc.

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Value Fund, Inc.

Oppenheimer Real Asset Fund

Oppenheimer Real Estate Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (2 series):

Oppenheimer Disciplined Allocation Fund

Oppenheimer Value Fund

Oppenheimer Strategic Income Fund

Oppenheimer Total Return Bond Fund

Oppenheimer Tremont Market Neutral Fund, LLC

Oppenheimer Tremont Opportunity Fund, LLC

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Multiple Strategies Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (4 series):

Growth Portfolio

Government Securities Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Trust Company is 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

NAVELLIER & ASSOCIATES, INC. (“Navellier”)

Name and Principal Business Address

Navellier & Associates, Inc.

One East Liberty

Third Floor

Reno, NV 89501

Business and Other Connections of Investment Adviser

Navellier & Associates, Inc. provides investment advice to Regulation D partnerships and collective trusts. Navellier & Associates, Inc. is the advisor to the Navellier Paraguay Fund, L.P. Navellier provides investment advice to institutional Canadian and European clients who are solicited by Navellier Global, Inc., a corporation which is not affiliated nor owned by Navellier or Louis Navellier. Navellier Global, Inc. also provides investment advice as a sub-advisor to a Canadian investment company, the Clarington Navellier U.S. All Cap Fund. Navellier Management, Inc. is another investment advisory firm owned in the majority by Louis G. Navellier. Navellier Management, Inc., is the advisor to the Navellier Performance Funds and the Navellier Millennium Funds. Navellier Hedge Management, Inc. is another investment advisory firm owned in the majority by Louis G Navellier. Louis Navellier is the editor of the MPT Review, the Louis Navellier Blue Chip Growth Letter and the Quantum Growth Newsletter, all of which are owned and published by Phillips Publishing, Inc.

Investment Personnel

Louis Navellier – President, Chief Investment Officer

Mr. Navellier has been active in the quantitative management of stock portfolios for over twenty-one years. A graduate of California State University, Hayward, Mr. Navellier has been very successful in translating what had previously been purely academic techniques into “real market” applications. After testing and validating his initial theory that many OTC stocks are inefficiently priced, Mr. Navellier began publishing his research in his highly publicized newsletter, “MPT Review.”

Since 1985, Mr. Navellier has also been active in the management of individual equity portfolios, pension funds, and institutional portfolios. An often-quoted source on the quantitative aspects of the stock market, Mr. Navellier has appeared on Wall Street Week, The Nightly Business Report, and CNBC. He is frequently quoted in The Wall Street Journal, Investor’s Business Daily, Barron’s, Forbes, Money, and numerous other journals and periodicals.

Mr. Navellier is and has been the CEO and President of Navellier & Associates, Inc., an investment advisor firm since 1987. He is the CEO and President of Navellier Management, Inc. and is on the management team for the Investment Sub-Advisor of the MassMutual Mid Cap Growth Equity Fund, the Navellier Millennium Fund, and the Navellier Performance Funds. Mr. Navellier is the President and CEO of Navellier Securities Corp., the principal underwriter to the Navellier Performance Funds and the Navellier Millennium Fund, and has been the editor of the MPT Review, the Louis Navellier Blue Chip Growth Letter and the Quantum Growth Newsletter.

California State University, Hayward – B.S.

California State University, Hayward – M.B.A.

Michael Borgen – Portfolio Manager

Michael Borgen has nine years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is currently a portfolio manager responsible for the management of the Mid Cap Growth and Micro-to-Small Cap Growth strategies and was named lead portfolio manager for the Small Cap Growth strategy. In addition, Mr. Borgen conducts ongoing research enhancements of the firm’s quantitative investment process and works on product development.

University of Nevada, Reno - B.S., Finance

Mr. Borgen is currently working towards an M.S. Degree in Economics.

Mr. Borgen is currently a level 3 CFA Candidate.

Alan Alpers, CFA – Senior Vice President of Research & Senior Portfolio Manager

Mr. Alpers has nineteen years experience in the securities industry. At Navellier, he is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management.

Mr. Alpers is also responsible for the day-to-day tasks involving all areas of equity portfolio management and trading. He the portfolio manager responsible for the management of the Small to Mid Cap Growth and Aggressive Growth strategies and participates on the management teams of the Small Cap Growth, Mid Cap Growth, and Large Cap Growth strategies.

Prior to joining Navellier in 1989, Mr. Alpers spent two years at E. F. Hutton’s Consulting Services Department where he evaluated, monitored, and performed due diligence on various money management firms.

University of California, Davis – B.S., Economics

California State University, Sacramento – M.B.A.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Disinterested Directors

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Director	1997	Professor of Law, Washburn Law School; Formerly, Dean, Washburn Law School	40	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 64	Director	1997	President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Company	40	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director	1998	Formerly, president, William and Flora Hewlett Foundation	40	None
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 50	Director	1995	Shareholder/Attorney, Levi & Craig, P.C. (on leave of absence); formerly, First Lady of Kansas	40	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 36	Director	1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise	68	None
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director	1988	Shareholder, Gilliland & Hayes, P.A., a law firm	40	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 79	Director	1971	Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corporation	40	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Director	1995	Professor Emeritus, formerly, Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City	68	None
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	1971	Retired	40	None

*	With respect to the Fund Complex.

Interested Directors

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 58	Chairman of the Board Director	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	68	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Director	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR; President and Director/Trustee of each of the funds in the Fund Complex	68	Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	1998	Consultant of WDR and Waddell & Reed; formerly, Executive Vice President and Chief Operating Officer of WDR; formerly, President, Chief Executive Officer, Principal Financial Officer, Treasurer and Director of Waddell & Reed; formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO; formerly, President, Treasurer and Director of WRSCO	24	None

Frank J. Ross, Jr. Polsinelli, Shalton & Welte, P.C. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 50	Director	1996	Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm	40	Director, Columbian Bank & Trust

*	With respect to the Fund Complex.

Officers

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000	Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000	Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex; formerly, Assistant Secretary of WDR; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C.

*	With respect to the Fund Complex.

NORTHERN TRUST INVESTMENTS, N.A. (“NTI”)

Northern Trust Investments, N.A. (“NTI”) is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with NTI	Connection Business Address of Other Company	with Other Company
Abendroth, John D. Vice President	The Northern Trust Company	Vice President

Adams, Bradford S. Senior Vice President	The Northern Trust Company	Senior Vice President

Aitcheson, James A. Vice President	The Northern Trust Company	Vice President

Alongi, David M. Vice President	The Northern Trust Company	Vice President

Andersen, Brian E. Vice President	The Northern Trust Company	Vice President

Anwar, Raheela Gill Senior Vice President	The Northern Trust Company	Senior Vice President

Aronson, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Ayres, Scott R. Vice President	The Northern Trust Company	Vice President

Baras, Ellen G. Vice President	The Northern Trust Company	Vice President

Barker, Sheri D. Vice President	The Northern Trust Company	Vice President

Barrett, James J. Senior Vice President	The Northern Trust Company	Senior Vice President

Barry, Susan M. Vice President	The Northern Trust Company	Vice President

Baskin, Jeremy M. Senior Vice President	The Northern Trust Company	Senior Vice President

Beard, Catherine Sinclair Vice President	The Northern Trust Company	Vice President

Beaudoin, Keith J. Vice President	The Northern Trust Company	Vice President

Beckman, Carl P. Senior Vice President & Treasurer	The Northern Trust Company	Senior Vice President

Belden III, William H. Vice President	The Northern Trust Company	Vice President

Bell, Gregory A. Vice President	The Northern Trust Company	Vice President

Benzmiller, Thomas A. Senior Vice President	The Northern Trust Company	Senior Vice President

Bergin, Kathryn L. Vice President	The Northern Trust Company	Vice President

Bergson, Robert H. Vice President	The Northern Trust Company	Vice President

Blanchard, Jeffrey L. Senior Vice President	The Northern Trust Company	Senior Vice President

Boeckmann, Eric Vonn Vice President	The Northern Trust Company	Vice President

Boyer, Deborah Lynn Vice President	The Northern Trust Company	Vice President

Breckel, Theodore Senior Vice President	The Northern Trust Company	Senior Vice President

Bridgman, James Carey Vice President	The Northern Trust Company	Vice President

Britton, Alan R Vice President	The Northern Trust Company	Vice President

Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President

Campbell, Jr., Richard C. Senior Vice President	The Northern Trust Company	Senior Vice President

Cannon, Patrick Senior Vice President	The Northern Trust Company	Senior Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Carlson, Marc E. Vice President	The Northern Trust Company	Vice President

Carlson, Mark D. Vice President	The Northern Trust Company	Vice President

Carlson, Robert A. Vice President	The Northern Trust Company	Vice President

Chavez, Oscar A.	The Northern Trust Company	Vice President

Clarke-Czochara, Susan Vice President	The Northern Trust Company	Vice President

Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President

Cozine, Mark E. Vice President	The Northern Trust Company	Vice President

Creighton, James A. Senior Vice President	The Northern Trust Company	Senior Vice President

D’Arienzo, Louis R. Vice President	The Northern Trust Company	Vice President

Dennehy II, William Vice President	The Northern Trust Company	Vice President

Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President

Dow, Robert John Vice President	The Northern Trust Company	Vice President

Driscoll, Peter John Vice President	The Northern Trust Company	Vice President

Dudley, Jr., Orie Leslie Director and Executive Vice President	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Egizio, Michael P. Vice President	The Northern Trust Company	Vice President

Everett, Steven R. Vice President	The Northern Trust Company	Vice President

Flood, Peter J. Senior Vice President	The Northern Trust Company	Senior Vice President

Flynn, Andrew G. Vice President	The Northern Trust Company	Vice President

Ford, Kristine L. Vice President	The Northern Trust Company	Vice President

Frechette, Timothy J. Senior Vice President	The Northern Trust Company	Senior Vice President

Free, David J. Vice President	The Northern Trust Company	Vice President

Fronk, Christopher A. Vice President	The Northern Trust Company	Vice President

Gautham, Ravi A. Senior Vice President	The Northern Trust Company	Senior Vice President

Geller, Stephanie L. Vice President	The Northern Trust Company	Vice President

Gerlach, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Geraghty, Kim Marie Vice President	The Northern Trust Company	Former Vice President

Gilbert, George J. Senior Vice President	The Northern Trust Company	Senior Vice President

Gomez, Anastasia Vice President	The Northern Trust Company	Vice President

Gonzalez, Edwardo Vice President	The Northern Trust Company	Vice President

Gougler, Frederick A. Vice President	The Northern Trust Company	Vice President

Greenberg, Karen H. Vice President	The Northern Trust Company	Vice President

Griffin, Michelle D. Vice President	The Northern Trust Company	Vice President

Hammer, Alice S. Vice President	The Northern Trust Company	Vice President

Hance, Geoffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Hankins, Terry Anthony Vice President	The Northern Trust Company	Vice President

Hare, William A. Vice President	The Northern Trust Company	Vice President

Harmon, Christine M. Vice President	The Northern Trust Company	Vice President

Hausken, Philip Dale Senior Vice President	The Northern Trust Company	Senior Vice President

Hiemenz, Kent C. Senior Vice President	The Northern Trust Company	Senior Vice President

Hill, Susan Vice President	The Northern Trust Company	Vice President

Hockley, Jackson L. Vice President	The Northern Trust Company	Vice President

Hogan, James F. Vice President	The Northern Trust Company	Vice President

Hogan, John T. Vice President	The Northern Trust Company	Vice President

Holland, Jean-Pierre Vice President	The Northern Trust Company	Vice President

Honig, Bruce S. Vice President	The Northern Trust Company	Vice President

Houghtaling, David J. Vice President	The Northern Trust Company	Vice President

Hyatt, William E. Vice President	The Northern Trust Company	Vice President

Iscra, Daniel P. Vice President	The Northern Trust Company	Vice President

Johnson, Amy L. Vice President	The Northern Trust Company	Vice President

Johnston, Barbara M. Vice President	The Northern Trust Company	Vice President

Jones, Scott Craven Senior Vice President	The Northern Trust Company	Senior Vice President

Joseph, Robert E. Senior Vice President	The Northern Trust Company	Senior Vice President

Joves, Evangeline Mendoza Vice President	The Northern Trust Company	Vice President

Kane, James P. Vice President	The Northern Trust Company	Vice President

Kelliher, Michael A. Vice President	Northern Trust Bank, N.A.	Vice President

Kent, Stephen Krider Vice President	The Northern Trust Company	Vice President

Kenzer, David T. Vice President	The Northern Trust Company	Vice President

Kim, June H. Vice President	Northern Trust Bank, N.A.	Vice President

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Knapp, William M. Senior Vice President	The Northern Trust Company	Senior Vice President

Koch, Deborah L. Vice President	The Northern Trust Company	Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kotsogiannis, Nikolas Vice President	The Northern Trust Company	Vice President

Krieg, John L. Vice President	The Northern Trust Company	Vice President

Krisko, Denise M. Vice President	Northern Trust Bank, N.A.	Vice President

Krull, Gerald M. Vice President	The Northern Trust Company	Vice President

Kuhl, Gregory M. Vice President	The Northern Trust Company	Vice President

Kuntz, Peter J. Senior Vice President	Northern Trust Bank, N.A.	Senior Vice President

Lamphier, Matthew E. Vice President	The Northern Trust Company	Vice President

Laughlin, Roberta J. Vice President	The Northern Trust Company	Vice President

Lee, Susan E. Vice President	The Northern Trust Company	Vice President

Leo, John B. Senior Vice President	The Northern Trust Company	Senior Vice President

Lorenz, Philip D. Vice President	The Northern Trust Company	Vice President

Lucas, Michael L. Vice President	The Northern Trust Company	Vice President

Lyons, William A. Vice President	The Northern Trust Company	Vice President

Marchese, Peter Vice President	The Northern Trust Company	Vice President

Mrshe, Daniel J. Vice President	The Northern Trust Company	Vice President

Matturi, Alexander J. Vice President	Northern Trust Bank, N.A.	Vice President

McCart, M.Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McClintic, Corinne Senior Vice President	The Northern Trust Company	Senior Vice President

McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President

McGowan Gannon, Shannon Vice President	The Northern Trust Company	Vice President

McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President

McInerney, Joseph W. Vice President	The Northern Trust Company	Vice President

Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Mendel, Roger A. Vice President	The Northern Trust Company	Vice President

Meservey, Marilyn J. Vice President	The Northern Trust Company	Vice President

Michaels, Peter M. Vice President	The Northern Trust Company	Vice President

Misenheimer, John Eric Senior Vice President	The Northern Trust Company	Senior Vice President

Missil, Kristin A. Vice President	Northern Trust Bank, N.A.	Vice President

Mitchell, Robert G. Vice President	The Northern Trust Company	Vice President

Miyashita, Taku Vice President	The Northern Trust Company	Vice President

Muench, Scott O. Vice President	Northern Trust Bank, N.A.	Vice President

Muiznieks, Katrina M. Vice President	The Northern Trust Company	Vice President

Musial, Tim Vice President	The Northern Trust Company	Vice President

Myre, Matthew L. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelligan, Barbara Vice President	The Northern Trust Company	Vice President

Novicki, Amy D. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Donnell, Kevin Joseph Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Owens, Rosalind Ora Vice President	The Northern Trust Company	Vice President

Pero, Perry R. Director	The Northern Trust Company and Northern Trust Corporation	Vice Chairman/Head of Corporate Risk Management

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Stephen N. Director	The Northern Trust Company	Executive Vice President

Pries, Katie D. Vice President	The Northern Trust Company	Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Quintana, Maria E. Vice President	The Northern Trust Company	Vice President

Rakowski, Andrew F. Vice President	The Northern Trust Company	Vice President

Ranaldi, Anna Maria Vice President	The Northern Trust Company	Vice President

Reeder, Brent D. Vice President	The Northern Trust Company	Vice President

Ringo, Wesley L. Senior Vice President	The Northern Trust Company	Senior Vice President

Rivera, Maria Vice President	Northern Trust Bank, N.A.	Vice President

Roberts, M. David Vice President	The Northern Trust Company	Vice President

Robertson, Alan W. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Robertson, Colin A. Senior Vice President	The Northern Trust Company	Senior Vice President

Rochford, Kevin J. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Rose, Henry Peter Vice President	The Northern Trust Company	Vice President

Runquist, Lori Rae Senior Vice President	The Northern Trust Company	Senior Vice President

Salata, Timothy J. Vice President	The Northern Trust Company	Vice President

Sanchez, Vanessa M. Vice President	The Northern Trust Company	Vice President

Santiccioli, Steven J. Vice President	Northern Trust Bank, N.A.	Vice President

Schoenberger, Michael Vice President	The Northern Trust Company	Vice President

Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Seward, Richard Raymond Vice President	The Northern Trust Company	Vice President

Shank, Ken M. Vice President	The Northern Trust Company	Vice President

Short, Robert C. Vice President	The Northern Trust Company	Vice President

Skleney, Ronald J. Vice President	The Northern Trust Company	Vice President

Skowron, Gail A. Vice President	The Northern Trust Company	Vice President

Southworth, Theodore T. Senior Vice President	The Northern Trust Company	Senior Vice President

Spears, Curtis L. Vice President	The Northern Trust Company	Vice President

Sperazza, Daniel A. Senior Vice President	The Northern Trust Company	Senior Vice President

Streed, Robert N. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Carol H. Vice President	The Northern Trust Company	Vice President

Syring, Ann F. Vice President	The Northern Trust Company	Vice President

Szaflik, Carolyn B. Vice President	Northern Trust Bank, N.A.	Vice President

Szymanek, Frank D. Vice President	The Northern Trust Company	Vice President

Taylor, Brad L. Vice President	The Northern Trust Company	Vice President

Temple, Jan Senior Vice President	The Northern Trust Company	Senior Vice President

Tetrault, Jr., William J. Vice President	The Northern Trust Company	Vice President

Toth, Terence J. Director and President	The Northern Trust Company	President

Treccia, Stephanie S. Vice President	The Northern Trust Company	Vice President

Trethaway, Jennifer Kamp Executive Vice President	The Northern Trust Company	Executive Vice President

Turner, Betsy Licht Vice President	The Northern Trust Company	Vice President

Van Liew, Kristina Marie Vice President	The Northern Trust Company	Vice President

Waddell, Frederick H. Director	The Northern Trust Company	President

Walker, Sharon M. Vice President	The Northern Trust Company	Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Wetter, Steven R. Vice President	The Northern Trust Company	Vice President

Wilke, Heather Ryan Vice President	The Northern Trust Company	Vice President

Wilkins, Anthony E. Senior Vice President	The Northern Trust Company	Senior Vice President

Wing, James M. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Wong, Kai Yee Vice President	Northern Trust Bank, N.A.	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Zutshi, Ajay Vice President	The Northern Trust Company	Vice President

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a registered investment adviser under the Advisers Act. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of RS have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of RS or its predecessors. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

RS Investment Management, L.P. is engaged in the provision of investment advisory and management services to mutual funds, private investment pools, and private accounts.

G. Randall Hecht

Chief Executive Officer of RSIM, L.P. Mr. Hecht was elected President and Principal Executive Officer of the RS Investment Trust in February 1999. He is also the chief executive officer and a member of RS Investment Management Co., LLC, the parent company to RSIM, L.P. Mr. Hecht joined Robertson, Stephens & Company in June 1984 as the firm’s chief financial officer and became a managing director in 1985. From 1993 to 1997, Mr. Hecht was executive vice president and chief operating officer of RS&Co. and held a position on the firm’s executive committee. He has been a Trustee of the Robertson Stephens Investment Trust (which changed its name to RS Investment Trust in 1999) from June 1987 until December 1997, from May 1999 until February 2001, and from June 2001 to present.

James Callinan

Managing Director of RSIM, L.P. Mr. Callinan is responsible for managing the RS Emerging Growth Fund and the RS Internet Age Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

Andrew P. Pilara, Jr.

Managing Director of RSIM, L.P. He is also a managing member of RS Investment Management Co., LLC the parent company of RSIM L.P. He served as the Principal Executive Officer and the President of the Robertson Stephens Investment Trust from October 1997 and December 1997, respectively, until February 1999. Mr. Pilara is responsible for managing the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Contrarian Fund. Mr. Pilara has been involved in the securities business for over 30 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary’s College. Mr. Pilara was a Trustee of the Robertson Stephens Investment Trust from September 1997 to February 1999.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706.

Andrew A. Davis

(6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Portfolio Manager and President of the DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and Selected Funds.

Christopher C. Davis

(7/13/65), 609 Fifth Avenue, New York NY 10017. Portfolio Manager and Chairman of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and the Selected Funds.

Kenneth C. Eich

(8/14/53), Office in Tucson, Arizona. Chief Operating Officer of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Executive Vice President and Principal Executive Officer of each of the Davis Funds and the Selected Funds.

Russell O. Wiese

(1966), Office in New York, New York. Chief Marketing Officer of DSA. Also serves as an officer for various entities affiliated with DSA.

Gary Tyc

(1956), Office in Tucson, Arizona. Chief Financial Officer and Vice President of DSA. Also serves as an officer for various entities affiliated with DSA.

Sharra L. Reed

(1966), Office in Tucson, Arizona. Vice President of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Principal Accounting Officer and Vice President of each of the Davis Funds and Selected Funds.

Thomas D. Tays

(1957), Office in Tucson, Arizona. Vice President, Chief Legal Officer and Secretary of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Secretary and Vice President of each of the Davis Funds and Selected Funds.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

T. Rowe Price Group, Inc. (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2000. The Savings Bank is a federally chartered savings bank, and provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“T. Rowe Price International”), a wholly owned subsidiary of T. Rowe Price Finance, Inc., was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, serves as general partner of T. Rowe Price International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

T. Rowe Price Global Investment Services Limited (“Global Investment Services”) an English corporation, was incorporated in 2000 and a wholly owned subsidiary of Group. Global Investment Services provides investment management, sales, and client servicing to non-U.S. institutional and retail investors. Global Investment Services is an SEC registered investment adviser under the Investment Advisers Act of 1940 and is also registered with the U.K. Financial Services Authority.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), an English corporation, was incorporated in 1999, and is a wholly owned subsidiary of Group. Global Asset Management is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management is also registered with the U.K. Financial Services Authority and provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

T. Rowe Price Associates Foundation, Inc. (the “Foundation”) was incorporated in 1981 (and is not a subsidiary of Price Associates). The Foundation’s overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions and volunteer service T. Rowe Price employees give to qualifying organizations of their choice are matched according to established guidelines.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non qualified employee benefit plans, individual retirement accounts, and common trust funds.

T. Rowe Price Investment Technologies, Inc. (“Investment Technologies”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1996. Investment Technologies owns the technology rights, hardware, and software of Price Associates and affiliated companies and provides technology services to them.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a UK-based corporate finance advisory firm. T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership organized in 1995 which invests in private financings of emerging growth companies.

T. Rowe Price Stable Asset Management, Inc. (“Stable Asset Management”) was incorporated in Maryland in 1988 as a wholly owned subsidiary of Price Associates. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as fixed-income securities.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. TRP Canada is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario

Securities Commission, as a non-Canadian Adviser, Investment Counsel, and Portfolio Manager to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Directors of T. Rowe Price Group, Inc.

D. WILLIAM J. GARRETT, Director of T. Rowe Price Group, Inc. Mr. Garrett was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now T. Rowe Price International) from 1981 until 2000. Mr. Garrett’s address is 13-14 Stanley Crescent, London W11 2NA, England.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of T. Rowe Price Group, Inc. Mr. Menschel is an honorary senior partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel’s address is 85 Broad Street, 2nd Floor, New York, New York 10004.

DR. ALFRED SOMMER, Director of T. Rowe Price Group, Inc. Dr. Sommer is dean of the Johns Hopkins Bloomberg School of Public Health and professor of ophthalmology, epidemiology, and international health; Director of the Academy for Educational Development and of Becton Dickinson, a medical technology company; Chairman of the Expert Group on Health of the World Economic Forum’s Global Governance Initiative and of the International Vitamin A Consultative Group Steering Committee; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room 1041, Baltimore, Maryland 21205.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Mrs. Whittemore’s address is One James Center, Richmond, Virginia 23219.

All of the following directors of Group are employees of Price Associates:

EDWARD C. BERNARD, Director and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Advisory Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.

JAMES T. BRADY, Director of T. Rowe Price Group, Inc.

JAMES A.C. KENNEDY, Director and Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Threshold Fund Associates, Inc.; Director and President of T. Rowe Price Strategic Partners Associates, Inc.

JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Vice President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Associates, Inc. and T. Rowe Price Stable Asset Management, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Insurance Agency, Inc., TRPH Corporation, and T. Rowe Price Advisory Services, Inc.; and Director and President of TRP Distribution, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

GEORGE A. ROCHE, Chairman of the Board, Director, and President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Chief Investment Officer, Director, and Vice President of T. Rowe Price Group, Inc.; Chief Investment Officer and Vice President of T. Rowe Price Associates, Inc.; Vice President, T. Rowe Price Trust Company.

Additional Executive Officers

KENNETH V. MORELAND, Chief Financial Officer and Vice President, T. Rowe Price Group, Inc.

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

Harris Associates L.P. (“Harris Associates”) is a registered investment adviser under the Advisers Act. Harris Associates serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Harris Associates have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris Associates or its predecessors. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Trustees and Officers

Name, Address and Position(s) with Trust and Age at December 31, 2003 and Principal Occupation(s) during the Past Five Years.

VICTOR A. MORGENSTERN**. 61. Trustee and Chairman of the Board, Chairman of the Board, HAI, 1996-2000 and President prior thereto; Chairman, Harris Partners, L.L.C., 1995-2000; Director of Nvest Corporation, 1996-2000.

MICHAEL J. FRIDUSS. 61. Trustee, Principal, MJ Friduss & Associates, Inc. (telecommunications consultants).

THOMAS H. HAYDEN. 52. Trustee, President, Greenhouse Communications, since 2004, and Executive Vice President Campbell Mithun prior thereto (advertising), Address: c/o Greenhouse Communications, 303 W. Erie, Ste. 400, Chicago, IL 60610.

CHRISTINE M. MAKI. 43. Trustee, Vice President-Tax, Hyatt Corporation (hotel management), Address: c/o Hyatt Corporation, 200 West Madison Street, Chicago, Illinois 60606.

ALLAN J. REICH. 55. Trustee, Partner, Seyfarth Shaw LLP (law firm) since 2003, Managing Member and Chair of Corporate/Securities Practice Group, D’Ancona & Pflaum LLC prior thereto (attorneys), Address: c/o Seyfarth Shaw LLP, 55 E. Monroe, Ste. 4200, Chicago, IL 60603.

MARV R. ROTTER. Trustee, 57, Senior Advisor to Chief Executive Officer, AXA Advisors, LLC (formerly named Rotter & Associates) since 1999, and General Manager prior thereto (financial services), Address: c/o AXA Advisors, LLC, 5 Revere Dr., Suite 400, Northbrook, IL 60062.

BURTON W. RUDER. 60. Trustee, President, The Academy Financial Group (venture capital investments and transaction financing), Address: c/o The Academy Group, 707 Skokie Boulevard, Suite 410, Northbrook, Illinois 60062.

PETER S. VOSS*. 57. Trustee, President and Chief Executive Officer, CDC IXIS Asset Management North America Corporation and CDC IXIS Asset Management North America LLC, and Member of the Supervisory Board, CDC IXIS Asset Management (investment management), since 2000; Chairman, President and Chief Executive Officer, Nvest Corporation, Nvest Companies, L.P. and Nvest L.P. (investment management), prior thereto, Address: c/o CDC AM North America Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

GARY N. WILNER, M.D. 63. Trustee, Senior Attending Physician, Evanston Hospital, and Medical Director-CardioPulmonary Wellness Program, Evanston Hospital Corporation, Address: c/o Evanston Hospital, 2650 Ridge Avenue, Evanston, Illinois 60201.

ROBERT LEVY. 53. Chairman, HAI, since 2001; formerly President and Chief Executive Officer of HAI, HALP and HASLP; Chief Investment Officer of HALP since 2001.

JAMES P. BENSON. 46. Vice President and Portfolio Manager (The Oakmark Small Cap Fund), Portfolio Manager and Analyst, HALP, since 1997; Executive Vice President and Director of Equity Research, Ryan Beck & Co. (broker/dealer and investment banking), prior thereto.

HENRY R. BERGHOEF. 54. Director of Domestic Research, since January 2003; Vice President and Portfolio Manager (The Oakmark Select Fund), formerly Associate Director of Research, Portfolio Manager and Analyst, HALP.

KEVIN G. GRANT. 39. Vice President and Portfolio Manager (The Oakmark Fund), Portfolio Manager and Analyst, HALP.

DAVID G. HERRO. 43. Vice President, Portfolio Manager (The Oakmark International Fund and The Oakmark International Small Cap Fund), Portfolio Manager, Director of International Equities and Analyst, HALP.

JOHN J. KANE. 32. Assistant Treasurer, Manager-Fund Accounting, HALP.

CLYDE S. MCGREGOR. 51. Vice President and Portfolio Manager, (The Oakmark Small Cap Fund and The Oakmark Equity and Income Fund), Portfolio Manager and Analyst, HALP.

WILLIAM C. NYGREN. 45. Vice President and Portfolio Manager, (The Oakmark Fund and The Oakmark Select Fund), Portfolio Manager and Analyst, HALP, former Director of Research, HALP.

JOHN R. RAITT.*/** 49. President and Chief Executive Officer of HAI, HALP and HASLP, since January 2003; formerly Vice President, Chief Operating Officer, HALP (2001 to 2003); Director of Research (1998 to 2003) and Associate Director of Research, HALP prior thereto; Analyst, HALP.

VINEETA D. RAKETICH, 32. Vice President and Manager, International Operations and Client Relations, HALP.

JANET L. REALI. 52. Vice President and Secretary; Vice President, General Counsel, and Secretary, HALP, since 2001. Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker-dealer).

ANN W. REGAN. 55. Vice President-Shareholder Operations and Assistant Secretary, Director of Mutual Fund Operations, HALP.

KRISTI L. ROWSELL. 37. Treasurer, Chief Financial Officer, HAI and HASLP, since 1999; Treasurer, HALP. Assistant Treasurer, HALP prior thereto.

EDWARD A. STUDZINSKI. 54. Vice President and Portfolio Manager (The Oakmark Equity and Income Fund), 52, Portfolio Manager and Analyst, HALP.

MICHAEL J. WELSH. 40. Vice President and Portfolio Manager (The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund), Portfolio Manager and Analyst, HALP.

†	Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

#	As used in this table, “HALP,” “HAI” and “HASLP” refer to the Adviser, the general partner of the Adviser, and the Fund’s distributor, respectively.

*	Mr. Voss and Mr. Raitt are trustees who are “interested person” of the Trust as defined in the 1940 Act because Mr. Voss is an officer of the Adviser’s parent company, and Mr. Raitt is an officer of the Adviser.

**	Mr. Raitt succeeded Mr. Levy as President of the Trust on January 1, 2004.

At December 31, 2003, the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and Class I shares of Oakmark Fund, Equity & Income Fund and International Fund and the following percentages of the outstanding shares of each of the other Funds: Select, 1.13%, Small Cap, 1.54%; Global, 1.55%; and International Small Cap, 2.02%.

FIDELITY MANAGEMENT & RESEARCH COMPANY (“FMR”)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d	Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMR, FMRC, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMR and FMRC.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and a fund advised by FMR.

John H. Carlson	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR, FMRC, and funds advised by FMR (2003).

James Catudal	Vice President of FMR and FMRC.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and FIMM and Vice President of Fixed–Income funds advised by FMR.

Timothy Cohen	Vice President of FMR and FMRC (2003).

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR and FMRC (2003).

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Senior Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.

William Eigen	Vice President of FMR and FMRC.

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMR and FMRC (2003).

Karen Firestone	Vice President of FMR, FMRC, and funds advised by FMR.

Jay Freedman	Assistant Clerk of FMR, FMRC and Fidelity Distributors Corporation (FDC); Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

Bart A. Grenier	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

James Harmon	Vice President of FMR and FMRC.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR and FMRC (2003).

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMR and FMRC (2003).

William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Jeffery Kerrigan	Vice President of FMR and FMRC (2003).

Francis V. Knox, Jr.	Vice President of FMR; Assistant Treasurer of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Maxime Lemieux	Vice President of FMR and FMRC.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald	Senior Vice President of FMR.

Robert B. MacDonald	Vice President of FMR and FMRC.

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR and FMRC (2003).

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Charles S. Morrison	Vice President of FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM and Bond funds advised by FMR (2003).

David L. Murphy	Vice President of FMR and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR and FMRC (2003).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMR and FMRC.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR and FMRC.

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Senior Vice President of FMR.

Eric D. Roiter	Vice President, General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR and FMRC.

Beso Sikharulidze	Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.

Susan Sturdy	Assistant Clerk of FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR and FMRC (2003).

Yoko Tilley	Vice President of FMR and FMRC.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and a fund advised by FMR.

Ellen Wilson	Vice President of FMR (2003).

Steven S. Wymer	Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.

FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub–Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FMRC, FMR, FMR Far East, and FIMM ; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMRC, FMR, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMRC and FMR.

Paul Antico	Vice President of FMRC, FMR, and a fund advised by FMR.

Ramin Arani	Vice President of FMRC, FMR, and a fund advised by FMR.

John Avery	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert Bertelson	Vice President of FMRC, FMR, and a fund advised by FMR.

Stephen Binder	Vice President of FMRC, FMR, and a fund advised by FMR.

William Bower	Vice President of FMRC, FMR, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; President and Director of FMR Far East and FMR U.K.; Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMRC, FMR, and a fund advised by FMR.

John H. Carlson	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC, FMR, and funds advised by FMR (2003).

James Catudal	Vice President of FMRC and FMR.

Ren Y. Cheng	Vice President of FMRC, FMR and funds advised by FMR.

C. Robert Chow	Vice President of FMRC, FMR, and a fund advised by FMR.

Timothy Cohen	Vice President of FMRC and FMR (2003).

Katherine Collins	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Michael Connolly	Vice President of FMRC and FMR.

Matthew Conti	Vice President of FMRC and FMR (2003).

William Danoff	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMRC and FMR (2003).

Scott E. DeSano	Senior Vice President of FMRC and FMR.

Penelope Dobkin	Vice President of FMRC, FMR, and a fund advised by FMR.

Julie Donovan	Vice President of FMRC and FMR (2003).

Walter C. Donovan	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Bettina Doulton	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMRC, FMR, and funds advised by FMR.

William Eigen	Vice President of FMRC and FMR.

Bahaa Fam	Vice President of FMRC, FMR, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMRC and FMR (2003).

Richard B. Fentin	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMRC and FMR (2003).

Karen Firestone	Vice President of FMRC, FMR, and funds advised by FMR.

Jay Freedman	Assistant Clerk of FMRC, FMR and FDC; Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

Bart A. Grenier	Senior Vice President of FMRC and FMR; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMRC and FMR.

Richard C. Habermann	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMRC and FMR (2003).

Karen Hammond	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

James Harmon	Vice President of FMRC and FMR.

Lionel Harris	Previously served as Vice President of FMRC and FMR (2003).

Ian Hart	Vice President of FMRC, FMR and funds advised by FMR.

Timothy Heffernan	Vice President of FMRC and FMR (2003).

Thomas Hense	Vice President of FMRC and FMR.

Cesar Hernandez	Vice President of FMRC and FMR.

Bruce T. Herring	Vice President of FMRC and FMR.

Adam Hetnarski	Vice President of FMRC, FMR, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMRC, FMR, and a fund advised by FMR.

Brian Hogan	Vice President of FMRC and FMR.

Rajiv Kaul	Vice President of FMRC and FMR (2003).

Steven Kaye	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMRC and FMR (2003).

William Kennedy	Vice President of FMRC, FMR, and funds advised by FMR.

Jeffrey Kerrigan	Vice President of FMRC and FMR (2003).

Harry W. Lange	Vice President of FMRC, FMR, and funds advised by FMR.

Harley Lank	Vice President of FMRC and FMR.

Maxime Lemieux	Vice President of FMRC and FMR.

Harris Leviton	Vice President of FMRC, FMR, and funds advised by FMR.

Douglas Lober	Vice President of FMRC and FMR (2003).

Peter S. Lynch	Vice Chairman and Director of FMRC and FMR and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert B. MacDonald	Vice President of FMRC and FMR.

Richard R. Mace	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMRC, FMR, and funds advised by FMR.

Christine McConnell	Vice President of FMRC and FMR (2003).

Kevin McCarey	Vice President of FMRC, FMR, and funds advised by FMR.

John B. McDowell	Senior Vice President of FMRC and FMR and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMRC, FMR, and a fund advised by FMR.

Jeffrey Mitchell	Vice President of FMRC and FMR (2003).

Mark Notkin	Vice President of FMRC, FMR, and funds advised by FMR.

Scott Offen	Vice President of FMRC and FMR (2003).

Stephen Petersen	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMRC and FMR.

Alan Radlo	Vice President of FMRC and FMR.

Larry Rakers	Vice President of FMRC and FMR.

Kennedy Richardson	Vice President of FMRC and FMR.

Eric D. Roiter	Vice President, General Counsel, and Clerk of FMRC and FMR; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMRC, FMR, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMRC and FMR.

Peter Saperstone	Vice President of FMRC and FMR.

Beso Sikharulidze	Vice President of FMRC, FMR, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMRC and FMR.

Steven J. Snider	Vice President of FMRC, FMR, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Susan Sturdy	Assistant Clerk of FMRC, FMR, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yolanda Taylor	Vice President of FMRC and FMR.

Victor Thay	Vice President of FMRC and FMR (2003).

Yoko Tilley	Vice President of FMRC and FMR.

Joel C. Tillinghast	Senior Vice President of FMRC, FMR, and Vice President of a fund advised by FMR.

Jennifer Uhrig	Vice President of FMRC, FMR, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMRC and FMR.

J. Gregory Wass	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMRC, FMR, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMRC, FMR, and a fund advised by FMR.

JS Wynant	Vice President of FMRC and FMR; Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”)

American Century Investment Management, Inc., the investment advisor, is engaged in the business of managing investments for registered investment companies, deferred compensation plans and other institutional investors.

HAROLD S. BRADLEY (born 1957)

Marquette University, Milwaukee, WI, B.A. Journalism; Rockhurst College, Kansas City, MO, M.B.A. Program; American Century Investment Management, Inc., Kansas City, MO, Chief Investment Officer – US Growth, Senior Vice President and Member, Investment Oversight Committee (since 1988)

PHILLIP N. DAVIDSON (born 1955)

Illinois State University, B.S. and M.B.A., Normal, IL; Boatmen’s Trust Company, St. Louis, MO, Vice President and Portfolio Manager; American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer-Value Equity and Member, Investment Oversight Committee (since 1993)

PAUL ADAM EHRHARDT (born 1943)

St. Bonaventure University, Olean, NY, B.A. Philosophy; Princeton University, Woodrow Wilson School of Public & International Affairs, Princeton, NJ, Certificate in Public Affairs; Oxford University, Certificate in International Management; Aeltus Investment Management, Inc., Chief Operating Officer (1/93 – 8/97); Independent Consultant (8/97 – 9/98); American Century Investment Management, Inc., Senior Vice President, Chief Operating Officer and Member, Investment Oversight Committee (since 1998)

STEVEN C. KLEIN (born 1945)

University of Kansas, B.A., M.A. and Ph.D, Merrill Lynch Pierce Fenner & Smith, Kansas City, MO, Account Executive (6/79 – 2/82); Dean Witter Reynolds, Kansas City, MO, Account Executive (2/82 – 1/85); Drexel, Burham, Lambert, Kansas City, MO, Account Executive (1/85 – 9/85); Partner in Professional Equity Management, Kansas City, MO (9/85 – 11/89); American Century Investment Management, Inc., Kansas City, MO, Senior Vice President, Director of Global Trading and Member, Investment Oversight Committee (since 1998)

WILLIAM E. KOEHLER (born 1960)

University of Iowa, Iowa City, Iowa, B.B.A. Finance; University of Kansas, Lawrence, Kansas, M.B.A.; Demarche Associates, Inc., Vice President and Director of Research (1/89 – 3/96); American Century Investment, Inc., Vice President, Investment Liaison and Member, Investment Oversight Committee (since 1996)

JOHN ANTHONY LOPEZ (born 1965)

University of California, Berkeley, CA, A.B. Social Sciences; Kellogg Graduate School of Management, Northwestern University, Evanston, IL, M.M. Finance; Callan Associates, Vice President and Consultant (11/89 – 3/95); American Century Investment Management, Inc., Senior Vice President and Member, Investment Oversight Committee (since 1995)

WILLIAM McCLELLAN LYONS (born 1955)

Yale University, New Haven, CT, B.A. History; Northwestern University, Chicago, IL, J.D.; American Century Investment Management, Inc., Director, President, Chief Executive Officer and Member, Investment Oversight Committee (since 1987)

MARK LEE MALLON (born 1948)

Westminster College, New Wilmington, PA, B.A. Economics and Business Administration; Johnson Graduate School of Management, M.B.A. Finance; President, Federated Investment Counseling (1/90 – 4/97) and Executive Vice President, Federated Research Corp. and affiliated entities (7/82 – 4/97); American Century

Investment Management, Inc., Senior Vice President, Chief Investment Officer and Member, Investment Oversight Committee (since 1997)

GEORGE DAVID MACEWEN (Born 1961)

Boston University, Boston, MA, BA Economics; University of Delaware, Newark, DE, MBA Finance; Bank of Delaware, Wilmington, DE, Management Trainee and Trust Portfolio Manager (11/82 – 4/86); Blackrock Institutional Management Corp., Wilmington, Delaware, Portfolio Manager (4/86 – 5/91); American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer – Fixed Income and Member, Investment Oversight Committee (since 1991)

ROBERT C. PUFF, JR. (born 1945)

Bucknell University, Lewisburg, PA, B.S. Biology; University of Pennsylvania, Philadelphia, PA, M.B.A. Finance; American Century Investment Management, Inc., Director, Chairman of the Board and Member, Investment Oversight Committee (since 1983)

DAVID H. REINMILLER (born 1963)

Creighton University, BSBA and JD; Shook Hardy & Bacon LLP, Kansas City, MO (1989 – 1994); American Century Investment Management, Inc., Vice President, Associate General Counsel, Chief Compliance Officer and Member, Investment Oversight Committee (since 1994)

JOHN SCHNIEDWIND (born 1950)

Purdue University, B.A., West Lafayette, IN, University of California-Berkeley, M.B.A., Berkeley, CA; American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer-Equity and Member, Investment Oversight Committee (since 2002)

JAMES E. STOWERS, JR. (born 1924)

University of Missouri, Columbia, MO, A.B. Chemistry, B.S. Medicine; American Century Investment Management, Inc., Director (since 1958)

JAMES E. STOWERS III (born 1959)

Arizona State University, Phoenix, AZ, B.S. Finance; American Century Investment Management, Inc., Director and Member, Investment Oversight Committee (since 1981)

HENRIK STRABO (born 1959)

University of Washington, Seattle, WA, B.A., Business (8/93) and American Century Investment Management, New York, NY, Chief Investment Officer, International, Senior Vice President and Member, Investment Oversight Committee (since 1993)

MAZAMA CAPITAL MANAGEMENT, INC. (“MAZAMA”)

The following are the names of the principal executive officers of Mazama and their positions with Mazama and other entities are:

Executive Management

Ronald A. Sauer

Chairman, CEO, CIO, Senior Portfolio Manager

Investment experience: 23 years

Mr. Sauer is the founder of Mazama Capital Management. He oversees the investment process, portfolio construction and security selection. Mr. Sauer has been active in small-cap investing since 1980. Prior to founding Mazama he was President and Director of Research for Black & Company, Inc. where he had worked since 1983. Ron received his BA Finance at University of Oregon in 1980.

Brian P. Alfrey

Director, Executive Vice President, COO

Investment Experience: 17 years

Mr. Alfrey is a co-founder of Mazama Capital Management and is responsible for day-to-day management of the firm. Prior to joining Mazama, he was a Regional Vice President for Qualivest Mutual Funds (BISYS, Inc. 1994-97). Brian received his BS Economics from Portland State University.

Jill R. Collins

Senior Vice President Marketing & Client Service

Investment Experience: 15 years

Ms. Collins is a co-founder of Mazama Capital Management and leads the marketing and client service efforts for the firm. Prior to joining Mazama, Jill spent 9 years with Marsh & McLennan, Inc. Jill received her Bachelor of Architecture degree from University of Oregon in 1981.

Helen M. Degener

Strategic Adviser

Investment Experience: 33 years

Ms. Degener oversees the investment team activities and reviews portfolio construction and security selection/allocation decisions for the small cap growth portfolios of the firm. Prior to joining Mazama, she was a Senior Vice President & Portfolio Manager for Fiduciary Trust (‘94 -’99) and Vice President & Portfolio Manager for J.P. Morgan (‘81-‘94), managing over $1 billion in small cap assets for over 15 years. Helen received an AB in Economics from Lake Erie College in 1963.

Stephen C. Brink, CFA

Senior Vice President, Director of Research, Portfolio Manager

Investment Experience: 26 years

Mr. Brink is primarily responsible for research information flow and quality at Mazama Capital Management and makes significant contributions to the security selection and portfolio management process. Mr. Brink provides a solid analytical foundation, developed over twenty-two years in the investment industry. Prior to joining Mazama, Steve was Chief Investment Officer for US Trust where he had worked since 1984. Steve received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.

ALLIANCE CAPITAL MANAGEMENT L.P. (“ALLIANCE CAPITAL”)

The following are the names of the members of the Board of Directors and the principal executive officers of Alliance Capital and their positions with Alliance Capital and its affiliated entities are:

Name and Position With Investment Adviser	Other Company	Position With Other Company

Alliance Capital Management Holding L.P. Limited Partner of Alliance Capital	—	—

Alliance Capital Management Corporation (“ACMC”) General Partner of Alliance Capital	Alliance Capital Management Holding L.P.	General Partner

The Equitable Life Assurance Society of the United States (“ELAS”) Parent of General Partner	—	—

AXA Financial, Inc. (“AXF”) Parent of ELAS	—	—

Donald Hood Brydon Director	AXA Investment Managers S.A.	Chairman & Chief Executive Officer

Bruce William Calvert Chairman of the Board & CEO	AXA	Director

	ELAS	Director

	ACMC	Director/Executive Officer

Henri de Castries Director	AXA	Chairman, Management Board

	ELAS	Director

	AXF	Chairman of the Board

	ACMC	Director/Executive Officer

Christopher M. Condron Director	AXF	Director, President, Chief Executive Officer

	ELAS	Chairman, CEO

Denis Duverne Director	AXA	Group Executive Vice President Finance, Control and Strategy

	ACMC	Director/Executive Officer

Richard S. Dziadzio Director	ACMC	Director/Executive Officer

Alfred Harrison Vice Chairman/Director	ACMC	Director/Executive Officer

Roger Hertog Vice Chairman/Director	ACMC	Director/Executive Officer

Benjamin Duke Holloway Director	Continental Companies	Financial Consultant

Name and Position With Investment Adviser	Other Company	Position With Other Company

	ACMC	Director

Robert Henry Joseph, Jr. Senior Vice President, CFO	ACMC	Director/Executive Officer

W. Edwin Jarmain Director	Jarmain Group Inc.	President

Lewis A. Sanders Vice Chairman, Chief Investment Officer/Director	ACMC	Director/Executive Officer

Peter J. Tobin Director	St. John’s University Tobin College of Business Administration	Special Assistant to the President

Peter D. Noris Director	AXF	Executive Vice President, Chief Investment Officer

	ELAS	Executive Vice President, Chief Investment Officer

	ACMC	Director/Executive Officer

Gerald M. Lieberman Executive Vice President, Chief Operating Officer	ACMC	Director/Executive Officer

Frank Savage Director	Savage Holdings LLC	Chief Executive Officer

	ACMC	Director

Stanley B. Tulin Director	AXF	Vice Chairman & Chief Financial Officer

	ACMC	Director/Executive Officer

	ELAS	Vice Chairman & CFO

Dave Harrel Williams Chairman Emeritus	White Williams Private Equity Partners GmbH	Director

	ACMC	Director

Lorie Slutsky Director	The New York Community Trust	President

John Blundin Executive Vice President	ACMC	Executive Officer

Sharon Fay Executive Vie President & Chief Investment Officer	ACMC	Executive Officer

Name and Position With Investment Adviser	Other Company	Position With Other Company

Marilyn Fedak Executive Vice President & Chief Investment Officer	ACMC	Executive Officer

Thomas S. Hexner Executive Vice President	ACMC	Executive Officer

Mark R. Manley Senior Vice President, Acting General Counsel and Chief Compliance Officer	ACMC	Executive Officer

Seth Masters Senior Vice President	ACMC	Executive Officer

Marc Mayer Executive Vice President	ACMC	Executive Officer

James Reilly Executive Vice President	ACMC	Executive Officer

Paul Rissman Executive Vice President	ACMC	Executive Officer

David Steyn Executive Vice President	ACMC	Executive Officer

Christopher Toub Executive Vice President	ACMC	Executive Officer

Lisa Shalett Chairman/CEO of Sanford C. Bernstein	ACMC	Executive Officer

CLOVER CAPITAL MANAGEMENT (“CLOVER”)

The following are the names of the principal executive officers of Clover and their positions with Clover and its affiliated entities are:

Michael E. Jones, CFA (Officer—President and Director) Mike is a Managing Director and a co-founder of the Firm. Mike’s primary role is Chief Investment Officer, where he oversees the Firm’s portfolio management effort. He also co-manages the mid cap and small cap value investment efforts at Clover. In addition to his strategy and portfolio management responsibilities, Mike conducts equity research in the Health Care and Consumer Discretionary sectors.

Stephen J. Carl, Esq. (Officer – Secretary & Treasurer and Director) Steve is the Firm’s Chief Operating Officer, overseeing the Firm’s Operations, Legal/Compliance and the Direct Marketing efforts. After practicing law at Woods, Oviatt, Gilman, Sturman & Clarke law firm, Steve became Legal Counsel to a Family of Companies, including two investment advisors, a mutual fund complex and a trust company. He joined Clover Capital in 2000, broadening his horizons by assuming business and client service responsibilities on top of his legal/compliance functions.

James G. Gould, CPA (Director) Jim was Vice President of Marketing and Client Services at Clover from 1987-2000, until he founded WealthCFO, LLC in 2000, known since late 2002 as Alesco Advisers, LLC.

**Please note that Geoffrey Rosenberger, a co-founder of Clover resigned as Secretary & Treasurer and resigned from the Board of Directors effective March 31, 2004.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The following are the names of the principal executive officers of Wellington and their positions with Wellington and its affiliated entities are:

The principal business address of Wellington Management Company, LLP (“Wellington Management”) is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kenneth Lee Abrams Partner	—	—
Nicholas Charles Adams Partner	—	—
Rand Lawrence Alexander Partner	—	—
Deborah Louise Allinson Partner	—	—
Steven C. Angeli Partner	—	—
James Halsey Averill Partner	—	—
John F. Averill Partner	—	—
Karl E. Bandtel Partner	—	—
David W. Barnard Partner	—	—
Mark James Beckwith Partner	—	—
James A. Bevilacqua Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kevin J. Blake Partner	—	—
William Nicholas Booth Partner	—	—
Michael J. Boudens Partner	—	—
Paul Braverman Partner	—	—
Robert A. Bruno Partner	—	—
Michael T. Carmen Partner	—	—
Maryann Evelyn Carroll Partner	—	—
William R.H. Clark Partner	—	—
Cynthia M. Clarke Partner	—	—
Richard M. Coffman Partner	—	—
John DaCosta Partner	—	—
Pamela Dippel Partner	—	—
Scott M. Elliott Partner	—	—
Robert Lloyd Evans Partner	—	—
David R. Fassnacht Partner	—	—
Lisa de la Fuente Finkel Partner	—	—
Mark T. Flaherty Partner	—	—
Charles Townsend Freeman Partner	—	—
Laurie Allen Gabriel Managing Partner	—	—
Ann C. Gallo Partner	—	—
Subbiah Gopalraman Partner	—	—
Paul J. Hamel Partner	—	—
William J. Hannigan Partner	—	—
Lucius Tuttle Hill, III Partner	—	—
James P. Hoffmann Partner	—	—
Jean M. Hynes Partner	—	—
Steven T. Irons Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Paul David Kaplan Partner	—	—
Lorraine A. Keady Partner	—	—
John Charles Keogh Partner	—	—
George Cabot Lodge, Jr. Partner	—	—
Nancy Therese Lukitsh Partner	—	—
Mark Thomas Lynch Partner	—	—
Mark D. Mandel Partner	—	—
Christine Smith Manfredi Partner	—	—
Earl Edward McEvoy Partner	—	—
Duncan Mathieu McFarland Managing Partner	—	—
Matthew Edward Megargel Partner	—	—
James Nelson Mordy Partner	—	—
Diane Carol Nordin Partner	—	—
Stephen T. O’Brien Partner	—	—
Andrew S. Offit Partner	—	—
Edward Paul Owens Partner	—	—
Saul Joseph Pannell Partner	—	—
Thomas Louis Pappas Partner	—	—
Jonathan Martin Payson Partner	—	—
Philip H. Perelmuter Partner	—	—
Robert Douglas Rands Partner	—	—
James Albert Rullo Partner	—	—
John Robert Ryan Managing Partner	—	—
Joseph Harold Schwartz Partner	—	—
James H. Shakin Partner	—	—
Theodore Shasta Partner	—	—
Andrew J. Shilling Partner	—	—
Binkley Calhoun Shorts Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Scott E. Simpson Partner	—	—
Trond Skramstad Partner	—	—
Stephen Albert Soderberg Partner	—	—
Haluk Soykan Partner	—	—
Eric Stromquist Partner	—	—
Brendan James Swords Partner	—	—
Harriett Tee Taggart Partner	—	—
Frank L. Teixeira Partner	—	—
Perry Marques Traquina Partner	—	—
Nilesh P. Undavia Partner	—	—
Clare Villari Partner	—	—
Kim Williams Partner	—	—
Itsuki Yamashita Partner	—	—
David S. Zimble Partner	—	—

Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Investment Management Limited is Suite 4206, Two Exchange Square, Central, Hong Kong. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

SANDS CAPITAL MANAGEMENT, INC. (“SANDS”)

Sands Capital Management, Inc. is located at:

1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

List below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors, or general partners of Sands Capital:

Name	Title/Principal Occupation	Address
Frank M. Sands, Sr., CFA	President, Chief Investment Officer, Director (Since 2/90)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209
Frank M. Sands, Jr., CFA	Senior Vice President, Director of Research, Director (since 7/00); formerly Principal, Research Analyst, Portfolio Manager—Fayez Sarofim & Co.	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209
William L. Johnson	Senior Vice President (since 2/92)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Marjorie R. Sands	Director (since 2/90)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209
Robert C. Puff, Jr.	Director (since 7/02); Formerly Chief Investment Officer of American Century Investment Management, Inc.	8 Davis Head Rd., Marblehead, MA 01945

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN”)

BRUCE D. ALBERTS

19 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Finance, 1999-

•	Southbrook Corporation – Vice President, Finance, 1993-1999

•	Nansay USA, Inc. – Chief Financial Officer, 1988-1993

•	Paris Audio – Chief Financial Officer, 1987-1988

•	Deloitte & Touche – Audit Supervisor, 1984-1987

EDUCATION:

•	Anderson Graduate School of Management, UCLA, M.B.A.

•	University of California, Santa Barbara, B.A.

•	Certified Public Accountant

•	Certified Valuation Analyst

BRETT B. CANON

16 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Operations, 1995-

•	Kleinwort Benson Capital Management Inc. – Assistant Vice President, Finance, 1992-1995

•	Deloitte & Touche – Audit Supervisor, 1987-1991

EDUCATION:

•	California State University, Northridge, B.S.

•	Certified Public Accountant

D. DANIEL FLEET

18 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Risk Management/Analytics, 1999-

•	Wells Fargo & Company – Vice President, Private Banking, 1997-1998

•	Dresdner Kleinwort Benson – Director, Treasury Marketing, 1992-1996

•	Security Pacific Investment Managers – Vice President, Marketing, 1988-1991

•	SEI Corporation – Consultant, 1985-1988

EDUCATION:

•	The Wharton School, University of Pennsylvania, M.B.A.

•	University of California, Los Angeles, B.A.

JAMES W. HIRSCHMANN

22 Years Experience

EXPERIENCE:

•	Western Asset Management Company – President & Chief Executive Officer, 1989-

•	Financial Trust Company – Director of Marketing, 1988-1989

•	Atalanta/Sosnoff Capital Corporation – Vice President, Marketing, 1986-1988

•	United States Lines, Inc. – District Manager – Asia, 1983-1986

•	Qualex Corporation – Cost Analyst, 1982-1983

•	Western Savings Bank – Auditor, 1981-1982

EDUCATION:

•	Widener University, B.S.

GAVIN L. JAMES

22 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Global Client Service and Marketing, 1998-

•	J.P. Morgan Investment Management – Senior Portfolio Manager, 1990-1998

•	Mellon Bank – Head of Fixed Income Sales & Trading, 1987-1990

•	Drexel Burnham Lambert – Cross Markets Trader, 1981-1987

EDUCATION:

•	London, B.A. (Hons)

S. KENNETH LEECH

26 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Chief Investment Officer, 1990-

•	Greenwich Capital Markets – Portfolio Manager, 1988-1990

•	The First Boston Corporation – Fixed Income Manager, 1980-1988

•	National Bank of Detroit – Portfolio Manager, 1977-1980

EDUCATION:

•	The Wharton School, University of Pennsylvania, M.B.A., B.S., B.A., 1972-1976

STEPHEN A. WALSH

22 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Deputy Chief Investment Officer, 1991-

•	Security Pacific Investment Managers, Inc. – Portfolio Manager, 1989-1991

•	Atlantic Richfield Company – Portfolio Manager, 1981-1988

EDUCATION:

•	University of Colorado at Boulder, B.S.

Note: Western Asset experience reflects current position title and hire date.

MTB INVESTMENT ADVISORS, INC. (“MTB INVESTMENT”)

TRUSTEES AND OFFICERS

The officers of the Fund are set forth below.

William F. Dwyer – President and Chief Investment Officer

Bryon J. Grimes, II – Managing Director of Equity Portfolio Mgmt.

Thomas R. Pierce – Managing Director of Equity Research

Robert J. Truesdell – Managing Director of Fixed Income Mgmt.

Brett A. Hoffacker – Managing Director

Kenneth G. Thompson – Managing Director of Sales & Marketing

Robert T. Sweet – Managing Director of Economics

James M. Hannan – Managing Director of Fixed Income

SALOMON BROTHERS ASSET MANAGEMENT, INC (“SALOMON BROTHERS”)

Salomon Brothers Asset Management, Inc (“Salomon Brothers”) is a registered investment adviser under the Advisers Act. Salomon Brothers serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Salomon Brothers have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Salomon Brothers or its predecessors. The business address of Salomon Brothers is 399 Park Avenue, New York, New York 10022. The following is a list of officers of Salomon Brothers and/or one of the following affiliated companies: Citigroup Global Markets Inc., Smith Barney Fund Management LLC, The Travelers Investment Management Company, Travelers Asset Management International Company, LLC, Travelers Investment Adviser, Inc. and Citi Fund Management Inc.

Peter Wilby

Michael Rosenbaum

Jeffrey Scott

Evan Merberg

Michael Even

John Cunningham

Michael Kagan

Kevin Kennedy

Ross Margolies

David Torchia

Item 27:	Principal Underwriters

(a) MML Distributors LLC is the General Distributor of the Trust Shares.

(b) MML Distributors, LLC is the general distributor for the Registrant.

The following are names and positions of Officers and Member Representatives of MML Distributors, LLC, One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013:

Thomas A. Monti, President, Chief Executive Officer, and Main OSJ Supervisor (10/23/03), MML Distributors, LLC; President (10/23/03), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts, 01111-0001.

Matthew E. Winter, Executive Vice President (11/15/2001), MML Distributors, LLC; Chairman of the Board of Directors (9/14/2000) of MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Executive Vice President, Mass Mutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Margaret Sperry, Member Representative of MassMutual Holding Company (11/2001); Member Representative of Massachusetts Mutual Life Insurance Company (“MassMutual”) (5/1/96); Senior Vice President and Chief Compliance Officer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Ronald E. Thomson, Vice President (5/1/96), MML Distributors, LLC; Vice President (5/12/97), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Michael L. Kerley, Vice President and Assistant Secretary (5/1/96), Chief Legal Officer (4/25/00), MML Distributors, LLC; Vice President (5/12/97), Assistant Secretary (5/2/90), Assistant Clerk (5/10/00), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President and Associate General Counsel (since 2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michele G. Lattanzio, Chief Financial Officer and Treasurer (09/27/02), MML Distributors, LLC; Chief Financial Officer and Treasurer (09/27/02), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Ann F. Lomeli, Secretary (1/96), MML Distributors, LLC; Secretary/Clerk (2/28/98), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Senior Vice President, Secretary and Deputy General Counsel, MassMutual, 1295 State, Springfield, Massachusetts 01111-0001.

Eileen D. Leo, Assistant Secretary (4/25/00), MML Distributors, LLC; Second Vice President (11/01/99) and Chief Legal Officer (11/05/03), Assistant Secretary/Assistant Clerk (5/10/00), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Second Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn A. Sponzo, Chief Compliance Officer (02/14/03), MML Distributors, LLC; Chief Compliance Officer (01/31/03), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President (01/03), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Judith H. Duncan, Registration Manager (03/11/04), MML Distributors, LLC; Registration Manager (03/04/04), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Assistant Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William F. Monroe, Jr., Vice President, (04/04), MML Distributors, LLC; Vice President, Financial Strategy; Chief Operations Officer and Chief Privacy Officer (04/04), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Peter Novotney, Entity Contracting Officer (01/09/04), MML Distributors, LLC.

Frank A. Stellato, Assistant Treasurer (02/14/03), MML Distributors, LLC; Assistant Treasurer (01/31/03), MML Investors Services, Inc., Springfield, Massachusetts 01144-1013.

Cynthia W. Hibert, Continuing Education Officer (09/05/02), MML Distributors, LLC; Second Vice President (03/09/01), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts, 01144-1013.

Kevin LaComb, Assistant Treasurer (05/06/02), MML Distributors, LLC; Assistant Treasurer (11/28/01), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts, 01144-1013.

Donna K. Resutek, Technology Officer, (03/26/04), MML Distributors, LLC; Chief Information Officer ((03/26/04), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts, 01144-1013; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jeffrey Losito, Second Vice President (8/10/2001), MML Distributors, LLC; Second Vice President Field Development (07/23/03) of MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

J. Spencer Williams, Institutional Distribution Supervisor (04/30/03) and Variable Life Supervisor (01/09/04), MML Distributors, LLC; Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Anne Melissa Dowling, Large Corporate Markets Supervisor (12/22/97), MML Distributors, LLC, 140 Garden Street, Hartford, Connecticut 06154; Large Corporate Markets Supervisor (4/29/99), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

David W. O’Leary, Variable Annuity Supervisor (6/18/01), MML Distributors, LLC, 140 Garden Street, Hartford, Connecticut 06154; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Lake, Cash and Trading Supervisor (04/15/04) MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, MA 01111-0001.

(c) Not Applicable

Item 28:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Institutional Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

1500 Main Street

Springfield, Massachusetts 01115

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

One Memorial Drive

Cambridge, Massachusetts 02142-1300

(Third Party unaffiliated recordkeeper for David L. Babson & Company Inc.

with respect to its services as Sub-Adviser)

Iron Mountain

21 Terry Avenue

Burlington, Massachusetts 01803

(With respect to its services as Sub-Adviser)

OppenheimerFunds, Inc.

2 World Financial Center

225 Liberty Street

New York, New York 10281

(With respect to its services as Sub-Adviser)

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

(With respect to its services as Sub-Adviser)

Cooke & Bieler, L.P.

1700 Market St.

Suite 3222

Philadelphia, Pennsylvania 19103

(With respect to its services as Sub-Adviser)

Navellier & Associates, Inc.

One East Liberty, Third Floor

Reno, Nevada 89501

(With respect to its services as Sub-Adviser)

Waddell & Reed Asset Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202-4247

(With respect to its services as Sub-Adviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60675

(With respect to its services as Sub-Adviser)

RS Investment Management

388 Market Street, Suite 200

San Francisco, California 94111

(With respect to its services as Sub-Adviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as Sub-Adviser)

Sands Capital Management, Inc.

1100 Wilson Boulevard, Suite 3050

Arlington, Virginia 22209

(With respect to its services as Sub-Adviser)

Harris Associates L.P.

Two North LaSalle Street, Suite 500

Chicago, Illinois 60602

(With respect to its services as Sub-Adviser)

Fidelity Management and Research Company (“FMR”)

82 Devonshire Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

(With respect to its services as Sub-Adviser)

Mazama Capital Management, Inc.

One SW Columbia Street, Suite 1500

Portland, Oregon 97258

(With respect to its services as Sub-Adviser)

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Sub-Adviser)

Clover Capital Management

110 Office Park Way

Pittsford, New York 14534

(With respect to its services as Sub-Adviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

MTB Investment Advisors, Inc.

100 East Pratt Street, 17th Floor

Baltimore, Maryland 21202

(With respect to its services as Sub-Adviser)

Salomon Brothers Asset Management Inc.

399 Park Avenue

New York, New York 10022

(With respect to its services as Sub-Adviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as Distributor)

MML Distributors, LLC

One Monarch Place

1414 Main Street

Springfield, Massachusetts 01144-1013

and, c/o Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to their services as counsel)

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Item 29:	Management Services

Not Applicable.

Item 30:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 29 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 8th day of October, 2004.

MASSMUTUAL INSTITUTIONAL FUNDS

By:	*
Frederick C. Castellani President and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 29 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 8th day of October, 2004.

Signature	Title

* Stuart H. Reese	Chairman and Trustee

* Robert E. Joyal	Trustee

* Ronald J. Abdow	Trustee

* Richard H. Ayers	Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* Richard W. Greene	Trustee

* R. Alan Hunter, Jr.	Trustee

* F. William Marshall, Jr.	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

*By:	/s/ THOMAS M. KINZLER
Thomas M. Kinzler Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

D(30)	Investment Sub-Advisory Agreement for the MassMutual Diversified Value Fund

H(4)	Expense Limitation Agreement for the MassMutual Diversified Value Fund